                                         BRAZOS MUTUAL FUNDS

                                            ANNUAL REPORT
                                          NOVEMBER 30, 2002

                                                BRAZOS
                              ------------------------------------------
                                         SMALL CAP PORTFOLIO

                                             REAL ESTATE
                                         SECURITIES PORTFOLIO

                                         MICRO CAP PORTFOLIO

                                         MULTI CAP PORTFOLIO

                                          MID CAP PORTFOLIO

                               ----------------------------------------

                                          INVESTMENT ADVISER

                   -------------------------------------------------------------

                                             JOHN McSTAY
                                          INVESTMENT COUNSEL
                                           5949 SHERRY LANE
                                              SUITE 1600
                                         DALLAS, TEXAS 75225

                                         WWW.BRAZOSFUNDS.COM

      BRAZOS MUTUAL FUNDS

BRAZOS MUTUAL FUNDS

Report From Management

Dear Fellow Shareholders, Clients and Friends:

     To state the obvious, it was a disappointing year for the Brazos Family of Mutual Funds. While we are pleased that our Brazos Real Estate Securities Portfolio achieved a positive 6.0% return for the 12-month period ended November 30, 2002, we are keenly aware that our four other funds, the Brazos Micro Cap, Brazos Small Cap, Brazos Multi Cap and Brazos Mid Cap Portfolios, each produced negative returns for the period under review. The results for each Class Y Portfolio are shown in the table below.

                                           3 MONTHS       1 YEAR        5 YEARS       INCEPTION     INCEPTION
                                            ENDING        ENDING         ENDING          TO             TO
                                          11/30/2002*   11/30/2002*   11/30/2002**   11/30/2002*   11/30/2002**
                                          -----------   -----------   ------------   -----------   ------------
BRAZOS SMALL CAP PORTFOLIO(1)
  Class Y Inception 12/31/96                 -3.49        -24.56          2.17          63.74          8.69
Russell 2000 Index                            4.34        -10.60          0.13          21.01          3.28
BRAZOS REAL ESTATE SECURITIES
  PORTFOLIO(1)
  Class Y Inception 12/31/96                 -4.20          6.00          3.34          46.59          6.68
NAREIT Equity Index                          -4.15          5.57          3.62          40.40          5.90
BRAZOS MICRO CAP PORTFOLIO(1)
  Class Y Inception 12/31/97                 -9.08        -32.46            --          84.52         13.27
Russell 2000 Index                            4.34        -10.60            --          -1.10         -0.23
BRAZOS MULTI CAP PORTFOLIO(1)
  Class Y Inception 12/31/98                 -8.49        -28.85            --          57.29         12.27
S&P 500 Index                                 2.69        -16.51            --         -19.77         -5.47
BRAZOS MID CAP PORTFOLIO(1)
  Class Y Inception 12/31/99                 -4.14        -20.22            --          -9.41         -3.33
S&P MidCap 400 Index                          1.48         -6.24            --           4.13          1.40
Russell Mid Cap Index                         1.98         -9.24            --         -10.86         -3.87
 * Returns are cumulative and not annualized
** Average annual total return

(1) Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Investment performance reflects voluntary fee waivers and expense reimbursements in effect. In the absence of such waivers and reimbursements, total return would be reduced. The longer-term performance results presented for the Micro Cap, Small Cap and Multi Cap Portfolios reflect periods of above average performance attributable in part to investments in certain securities during their initial public offering or other non-recurring factors. In particular, the returns for certain periods, such as 1997 and 1999 for Small Cap, 1998 and 1999 for Micro Cap, and 1999 for Multi Cap, reflect substantial benefits from first-day realized or unrealized gains from participation in initial public offerings. It is unlikely that the Portfolios will benefit to the same extent from these types of gains in the future, especially if a Portfolio's assets remain at current levels or if they increase.

                                                                               1
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BRAZOS MUTUAL FUNDS

Report From Management - (continued)

     While we share your disappointment with our fiscal year results, we are encouraged about our prospects going forward. We believe the next major move in the market will be up, and in that environment we are optimistic that our Portfolios of good companies in good businesses can begin to outperform the respective indexes against which our performance is measured. History would seem to suggest that 2003 would be an up year for stocks, given the extreme rarity of four consecutive down years. The last time that happened was in 1932 and the time before that was in 1839. Stock market historians would also point to the fact that stocks have been up each time in the third year of the Presidential Cycle for the past 50 years. The average gain in stock prices in the third year of a U.S. President's term has been 18 percent. All the caution and concern in the current environment must give contrarian investors some measure of comfort.

     But let us now turn our attention to a discussion of our results for the 12 month period ended November 30, 2002. Three factors help to put these results into proper context. First, the bear market for equities continued with a vengeance through the first ten months of our fiscal year ended November 30, 2002. Second, as the market improved in October and November, speculative stocks led the way in the micro, small and mid cap areas, while our Portfolios in those categories are concentrated in what we believe are higher quality, good companies operating good businesses. Third, growth stocks underperformed value stocks for most of the year, though this trend also reversed at the end of the period.

     The greatest influence on investment performance has been the secular bear market. It followed the longest, strongest secular bull market in our country's history. The bull market began in 1982, following a double dip recession that took the Dow to a low of 777, 22% below its 1966 high. With the exception of a cyclical bear market in 1987, it was a rather continuous bull run. It ended in March 2000 in spectacular fashion; the S&P 500 had provided annualized returns of 27% for five years -- one of the biggest bubbles in stock market history. While the excesses of this and every other market bubble appear obvious and somewhat foolish in retrospect, this long bull market had a sound and substantive foundation. Its time span encompassed a period of political and economic stability and growth; growing profits and measures of profits such as Return on Investment and Return on Equity; very low inflation; a technology revolution; increasing productivity; an enormous valuation expansion; a burgeoning financial awareness of the consumer/investor; and an explosion in money flows to mutual funds

     As the market reversed itself, however, from its peak in March 2000 to its low of October 2002, the S&P 500 declined almost 50% and the NASDAQ declined 78%. These statistics are comparable to the 1973 -- 1974 bear market when the S&P 500 declined by 48% and the Value Line Index (the then equivalent of the NASDAQ) declined by 75%.

     Over the course of a bear market, investors typically become increasingly risk averse. That emotion has been particularly strong as a result of the collective anxiety that has characterized our national psyche since the terrorist attacks of September 11, 2001. Enron, WorldCom, and other corporate scandals have further disheartened investors who understandably have come to question the reality of earnings and valuation models.
 2

BRAZOS MUTUAL FUNDS

     "Unusual" is an apt though understated characterization of the market over the last four years. From the technology bubble of 1999-2000 to excessive enthusiasm for value stocks since the bubble burst, market leadership has swung wildly from one group to another. On a number of occasions, swings in market leadership from one of these two groups to the other were abrupt, making it very difficult for Portfolio managers to position Portfolios. Only during calendar year 2000 did good companies operating good businesses out perform. As you know, the JMIC process is built on owning solid growing companies selling at reasonable valuations. Over time our long term returns have approximated the underlying earnings growth of the companies in the Portfolios. Our results over the last four years have reflected a style and process that did not fit the environment. As we move into 2003 and beyond, we believe that owning good companies in good businesses will again produce superior investment results.

     Where are we now? We believe equity prices already reflect the negative influences discussed above. Overshadowed by this risk aversion paranoia, the seemingly less important economy is doing reasonably well. Reported profits are growing nicely from depressed levels, and in contrast to the accounting abuses of the recent past, will likely be of the highest quality experienced in decades. Inflation remains quite modest at around 1%, interest rates are low, though likely to be trending up, and both monetary and fiscal policy are stimulative.

     The most difficult aspect of dealing with the question of where we are is the subject of valuation. Today's Price/Earnings Ratio multiple is approximately 17 times the 2003 estimate for the S&P 500. From a historical perspective, this is a PE multiple level that provides some market comfort, but it is not at historical lows of 10 to 12 PE multiples at market bottoms such as 1974 and 1982. Importantly, however, it is near the median valuation of a 15 PE multiple established by market bottoms during low inflation environments such as 1990, 1987, 1970, 1966 and 1962. The relationship between PE multiples and inflation is straightforward. If, for example, a firm achieves a 10% return on equity
(ROE) in an environment of 10% inflation, such as was experienced in 1974, then the real return is 0% and a low PE multiple appears appropriate. But, if the 10% ROE is achieved in a 2% inflation environment, such as that of today, the "real," inflation-adjusted, ROE of 9% can logically be said to deserve a higher PE multiple than the 0% inflation-adjusted ROE in the previous example.

     While calling a market bottom can be a treacherous exercise, we do believe the market is in the process of bottoming. Typically, market lows are established over several months where the market rallies, falters, rallies again, and falters again; building a base for the next major move. While we believe it is too early to speculate whether it will be a cyclical or secular bull market, we do believe the direction of the next major move will be up.

     As previously noted, our Portfolios under performed the market in the October -- November bounce in stock prices. As always, our Portfolios are constructed of higher quality companies which limits our participation in any initial speculative bounce from the market lows of early October. The stocks that did best in the initial upturn from the October lows often had one or more of the following characteristics: extremely low market capitalization, low stock price, low liquidity and

BRAZOS MUTUAL FUNDS
representing ownership of a money losing company. For example, the Russell 2000 had a 9.2% weighting in stocks that began the quarter trading under $5 per share. Over half of these stocks were technology names. Stocks trading at this price level are often speculative. They rallied 54% during November. By design, we avoid stocks of companies with low quality characteristics and construct diversified Portfolios investing in what we believe are good companies operating good businesses. This diversification is an integral risk management tool yet it limits participation in a narrowly focused rally. Speculative bounces result in rapid changes in market leadership, but they tend to be of short duration. We believe the recent speculative bounce will prove to have been short lived and market leadership will return to quality companies with strong and consistent earnings records.

     The last point we would like to make toward putting our investment results into proper context, before discussing the Portfolio-specific factors which impacted individual Portfolio performance concerns, is the relative performance of contrasting the investment styles of growth and value investing. For almost three years, value stocks have been rising, while growth companies have been out of favor. Finally, however, in recent months, growth stocks are just starting to rebound, and we are optimistic that growth companies will begin achieving a higher rate of return. We believe that when the market fully reverses itself, growth companies will be in higher demand and our performance should once again see the positive returns that our clients have grown accustomed to from our Portfolios. We would caution, however, that rather than double digit returns per annum we have previously experienced, a "hat sized return" related to corporate profit growth, perhaps 6% to 7%, might be a reasonable market return expectation as the market builds its base for a meaningful new bull market. With this background, let us turn our attention to the individual Brazos Mutual Fund Portfolios.
                           -------------------------

THE BRAZOS MICRO CAP PORTFOLIO FOCUSES ON COMPANIES WITH MARKET CAPITALIZATIONS OF $600 MILLION OR LOWER, OR A CAPITALIZATION OF DOMESTIC COMPANIES REPRESENTED
      IN THE LOWER 50% OF THE RUSSELL 2000 INDEX AT THE TIME OF PURCHASE.

     The rationale behind investing in stocks in this market capitalization space is that younger, less seasoned, companies tend to have greater performance return potential than larger capitalization stocks. Greater risk accompanies this greater potential and in difficult market years these stocks can also lose Wall Street analytical coverage. The Portfolio consists of exciting companies, many of which are recognizable names like California Pizza Kitchen (CPKI) and P.F. Chang's China Bistro (PFCB), both popular restaurants. Yet often in difficult markets there can be a disconnect between a company's good fundamental performance and its stock price. As always there are stocks in the Portfolio that do not live up to expectations. That is why we manage a diversified Portfolio. But in previous years, stocks with outstanding returns offset problem stocks. This year it was much more difficult for stocks to post outstanding returns.

     The under performing stocks almost exclusively came from the Portfolio's Technology investments. Although only a small percentage of the Portfolio was invested in Technology, the severity of
 4

BRAZOS MUTUAL FUNDS
the downturn and the unseasoned nature of micro cap stocks impacted the Portfolio to a greater extent than the broader market.

     Another under performing sector included Healthcare. Secure Computing Corporation (SCUR) and GCI Inc. (GNCMA) were the two most disappointing stocks. Secure Computing develops and sells computer software products and services designed to provide secure access control for all users engaging in business over public networks, including the Internet, intranets and extranets. GCI is a diversified telecommunications, cable television and Internet service provider in Alaska. Its stock price was negatively affected by WorldCom's bankruptcy filing because WorldCom was GCI's largest customer.

     Positive returns came from an eclectic group of stocks, in industries ranging from Home Builders, Energy, Consumer, and Gaming Equipment. Unfortunately, it is difficult to build large positions in the Micro Cap Portfolio in these industries. The best contributors to performance were Ryland Group (RYL), the homebuilder and mortgage finance company, and PF Chang's, which owns and operates 65 full-service restaurants that feature a blend of traditional Chinese cuisine and American hospitality in a contemporary bistro setting.

     Cash often reached double digits during the year as stocks were sold in the Portfolio, and the average cash balance over the year made a minor, positive contribution to the Portfolio's performance.

     The Micro Cap Portfolio invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.
                           -------------------------

THE BRAZOS SMALL CAP PORTFOLIO FOCUSES ON COMPANIES WITH MARKET CAPITALIZATIONS BETWEEN $500 MILLION AND $2.5 BILLION, OR A CAPITALIZATION OF DOMESTIC COMPANIES
                                  REPRESENTED
           IN THE RUSSELL 2000 INDEX AT THE TIME OF INITIAL PURCHASE.

     The largest negative impact on the Portfolio during the year under review was felt in the Finance, Healthcare and Technology sectors. The Finance sector performance exemplified the value versus growth divergence, which negatively impacted our Portfolios for most of the year. Specifically, value industries, including REITs, Savings Banks and Regional Banks significantly outperformed during the period. Since they did not meet the Small Cap Portfolio's stringent growth objectives, which we hold ourselves to on behalf of the Fund's shareholders, these industries were not represented in the Portfolio. Their absence contributed to a majority of our under performance in this sector.

     A specific stock holding in the Financial sector that had a negative impact was Metris Companies (MXT). This direct marketer of consumer credit products was negatively impacted by a surprisingly sharp deterioration in credit quality in the Sub Prime sector, which had been a spectacular growth engine for the company. The stock was sold in April following an announcement of lowered forward guidance.

BRAZOS MUTUAL FUNDS

     Also during this period, sectors that were technology related had severe negative performance. Within the Portfolio, Healthcare Technology was hurt by the collapse of anything technology related. A specific stock in this sector that had a negative impact on the Portfolio was Biovail Corporation (BVF). Biovail is a full service pharmaceutical company that applies its proprietary drug delivery technologies in developing oral controlled-release products throughout North America. The stock was hurt as several unsubstantiated concerns arose, none of which have been proven, but the stock nevertheless declined sharply in this market of "sell first and ask questions later." Riverstone Networks (RSTN) also negatively impacted the Portfolio. Riverstone is a provider of metropolitan area networking solutions that enable service providers to convert raw bandwidth into profitable services over legacy and next-generation infrastructures. To compound this issue, low valuation stocks without earnings rallied in October and November. Therefore the Portfolio was negatively impacted on both ends causing under performance.

     In addition to Metris, Biovail and Riverstone, included in the five stocks that had the largest negative impact on Portfolio performance were SBA Communications Corp. (SBAC), an owner and operator of wireless communications towers in the United States and Puerto Rico, and Invitrogen Corporation (IVGN), which develops, manufactures and markets research tools in kit form for biotechnology researchers and companies worldwide. All five of these stocks have been sold.

     The three sectors that helped the Portfolio the most this year were Energy, Consumer Durables and Healthcare Services. The Energy sector has been benefiting from improving commodity prices that have been driven by decreasing supply from lower production levels, declining rates, and a decrease in the overall levels of inventory. One of the stocks the Portfolio owns that falls within this sector is Pogo Producing Company (PPP). It has benefited from above average production growth combined with a solid management team and strong reserve growth.

     Within the Consumer Durables sector the Portfolio benefited from a strong housing market. Mohawk Industries (MHK) is a holding in the Portfolio that provides carpets, rugs, tile and other accessories in the home. Within Healthcare Services, Accredo Health, Incorporated (ACDO) has been a top performing Portfolio stock for some time. Accredo provides exposure to the biotechnology sector with significantly lower risk. It is a premier provider of distribution services with preferred relationships with many major biotechnology companies. These relationships provide exposure to a Portfolio of products in the drug development pipeline without much of the FDA risk exposure of individual biotech stocks.

     Stocks that were in the top five performing stocks for the period, but were not mentioned in the sector discussion above, include Corinthian Colleges, Inc.
(COCO), and Williams-Sonoma (WSM). Corinthian Colleges is an education provider focused on the post secondary market. It operates 63 colleges in 21 states, offering a variety of degrees and diploma programs in the healthcare, electronics and business fields. Williams-Sonoma and its subsidiaries are specialty retailers of products for the home. The company is creating new product offerings that generate strong store traffic and sales growth across all business lines. The company is also consistently improving inventory management and overhead, to the benefit of profitability.
 6

BRAZOS MUTUAL FUNDS

     The Small Cap Portfolio invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.
                           -------------------------

   THE BRAZOS MULTI CAP PORTFOLIO, INVESTS PRIMARILY IN GROWTH COMPANIES IN A
                                    VARIETY
           OF MARKET CAPITALIZATION RANGES (MICRO CAP TO LARGE CAP).

     The Multi Cap Growth Portfolio experienced particular weakness in Healthcare, in both product companies such as Biovail Corporation and service companies such as United Surgical Partners International (USPI). Biovail has already been included in the comments concerning the Small Cap Portfolio, where it was also owned. United Surgical owns and operates short stay surgical facilities in the United States, Spain and the United Kingdom. USPI fell victim to negative investor psychology. Our sell discipline required us to begin eliminating the stock from the Portfolio despite the company's outstanding fundamental results.

     Financial companies, such as Metris Companies, previously discussed above, and Broadcasting companies, including Univision Communications (UVN) and Hispanic Broadcasting Corp. (HSP) were also very weak performers.

     Technology stocks that hampered Portfolio results included both hardware and software names such as Cymer Inc. (CYMI) and Witness Systems (WITS). Cymer is a supplier of excimer laser light sources, the essential light source for deep ultra-violet (DUV), photolithography systems. Witness Systems provides business-driven multimedia recording and analysis software that enables companies to enhance their customer interactions across multiple communications media.

     A number of our holdings in the Retail industry were also weak performers for the year under review, including Dollar Tree Stores (DLTR) and Sears Roebuck
(S). Dollar Tree operates discount variety stores offering merchandise at a fixed price of $1.00.

     While several sector and industry holdings produced positive returns relative to their respective S&P groups, only Energy earned a positive absolute rate of return for the year. Energy stocks that did well included both upstream companies, such as previously discussed Pogo Producing and downstream companies such as Valero Energy Corp. (VLO), a refiner and retail marketer of petroleum products.

     Some retail stocks such as Williams-Sonoma, Pacific Sunwear of California
(PSUN) and Coach, Inc. (COH) were solid contributors to Portfolio results. Pacific Sunwear is a specialty retailer of everyday casual apparel, accessories and footwear for teens and young adults. Coach designs, produces and markets handbags and accessories through direct-to-consumer channels, including retail stores, direct mail catalogs, and online store and factory stores. Also, industrial names such as RPM, Inc. (RPM) and Graco, Inc. (GGG) were positive contributors. RPM manufactures and markets specialty paints, protective coatings and roofing systems, sealants and adhesives, focusing on the maintenance and improvement needs of both the industrial and consumer markets. Graco supplies equipment for the management of fluids in both industrial and commercial settings.

                                                                               7
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BRAZOS MUTUAL FUNDS

Report From Management - (continued)

     Investing in multi cap company stocks may be more volatile than investing in large company stocks.
                           -------------------------

 THE BRAZOS MID CAP PORTFOLIO FOCUSES ON COMPANIES WITH MARKET CAPITALIZATIONS
     BETWEEN $2.5 BILLION AND $12 BILLION, OR A CAPITALIZATION OF COMPANIES
                               REPRESENTED IN THE
                    RUSSELL MID CAP AT THE TIME OF PURCHASE.

     Over the past year, the bear market extended its reach to all areas of the market. While the middle capitalization market continued to fare relatively better than the broader market, as defined by the S&P 500 and NASDAQ Composite indices, it was still an area that recorded negative returns for the past year. The attraction of mid cap stocks is their continued growth opportunities combined with more mature/seasoned business models. Because of the growth prospects and ability to execute more efficiently than their larger peers, many mid cap companies continued to post solid results into late 2001 and early 2002. However, as the recession deepened and lengthened, its impact spread and normally resilient companies posted slower growth results. A foundation of the Brazos Mid Cap Portfolio is your investment in what we characterize as good companies operating good businesses. Despite having predictable revenue and earnings streams, the recession finally impacted your investment in this area.

     Concord EFS (CE) and SunGard Data Systems (SDS) were two of the Portfolio's most disappointing holdings over the past year. Concord EFS is a vertically integrated electronic transaction processor. SunGard Data Systems provides integrated information technology (IT solutions for financial services).

     Other individual stocks that hurt performance this past year, but have done well over the longer-term included Biovail, Univision, Capital One Financial Corp. (COF) and AmeriCredit Corp. (ACF). Capital One markets a variety of financial products and services to consumers using its proprietary information-based strategy. The company's primary business is consumer lending, with a focus on credit card lending, but including other consumer lending activities such as unsecured installment lending and automobile financing. AmeriCredit Corp. purchases auto finance contracts without recourse from franchised and select independent automobile dealerships, and, to a lesser extent, makes loans directly to consumers buying used and new vehicles.

     Also on the negative side was poor performance by the Portfolio's investment in the Technology sector as the severity of the technology downturn weighed heavily on performance. On a relative basis to the mid cap indices, Brazos Mid Cap's performance was hindered by the lack of investment in slow growth financial stocks, namely banks and S&L's. At nearly a 20% weighting, the Financial sector is the largest component of the S&P 400 and these financial stocks posted a positive return for the past year.

     Another characteristic of a bear market is that while mistakes are amplified, winners are muted. Not having equally offsetting winners contributed negatively to the performance numbers. The Portfolio's largest positive returns for the past year were posted by an eclectic group of Consumer, Energy and Business Service companies. These best performers include: Williams-Sonoma, Coach,
 8

BRAZOS MUTUAL FUNDS

Mohawk Industries, Noble Energy (NBL), Valero Energy, Apollo Group (APOL), Hewitt Associates (HEW) and Iron Mountain Incorporated (IRM). Noble Energy, Inc. is principally engaged in the exploration, production and marketing of oil and gas. Apollo Group provides higher education to working adults, offering its programs and services at 65 campuses and 111 learning centers in 37 states, Puerto Rico and Vancouver, British Columbia. Hewitt Associates is a global outsourcing and consulting firm delivering a complete range of human capital management services to companies including Human Resources (HR) and Benefits Outsourcing, HR Strategy and Technology, Health Care, Organizational Change, Retirement and Financial Management, and Talent and Reward Strategies. Iron Mountain provides outsourced records and information management services.

     On a sector basis, investments in the Consumer Durables, namely housing stocks, and Energy areas posted the best group returns.

     Investing in mid cap company stocks may be more volatile than investing in large company stocks.
                           -------------------------

THE BRAZOS REAL ESTATE SECURITIES PORTFOLIO SEEKS TO PROVIDE A BALANCE OF INCOME
  AND APPRECIATION, CONSISTENT WITH REASONABLE RISK TO PRINCIPAL, BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES THAT ARE PRINCIPALLY ENGAGED IN THE
                             REAL ESTATE INDUSTRY.

     Over the past year, Real Estate Investment Trusts (REITs) have distinguished themselves as one of the best performing asset classes, providing much needed diversification for investors in a period marked by significant market volatility. While the challenging economic environment certainly had a negative impact on real estate fundamentals, REITs navigated this slowdown far better than most of Corporate America, where earnings shortfalls and accounting irregularities made the headlines all year. Indeed, the unique combination of high current income, stable and predictable earnings, reasonable valuations and attractive diversification benefits certainly played a role in the strong performance.

     As it relates to the Portfolio, strong performance from the positions in the Regional Mall and Shopping Center property types as well as our heavy weighting in these sectors had the most significant positive impact on performance. As has been widely reported, the strength of consumer spending was a significant factor in keeping the past recession fairly shallow, and this spending is what provided the fuel for the retail property types. Stocks such as Pan Pacific Retail Properties, Inc. (PNP) and General Growth Properties, Inc.
(GGP) performed particularly well in this environment.

     Additionally, strong performance from REITs operating in the Healthcare and Industrial Property sectors had a positive impact on the Portfolio. These property types are generally less exposed to economic weakness due to more stable demand factors and controlled growth in new supply.

     On the other hand, the most significant negative impact was caused by positions in the Office and Apartment Property types. Widespread corporate layoffs and the ongoing weakness in job growth resulted in substantially lower demand for office space, while low interest rates have made owning a home an attractive option to a larger and larger portion of the population, limiting

BRAZOS MUTUAL FUNDS
demand for rental units. In both cases, stocks with broad geographic exposure such as Apartment Investment & Management Company (AIV) and Equity Office Properties Trust (EOP) generated negative returns.

     Funds that concentrate their investments in a specific sector, such as real estate, may experience more volatility and be exposed to greater risk than more diversified mutual funds.
                           -------------------------

     In summary, with the exception of the Brazos Real Estate Securities Portfolio, it was a very tough year for the Brazos Family of Mutual Funds. While we share your disappointment in our results, we are encouraged about our prospects going forward. Throughout this difficult period, though our results have reflected a style and process that did not fit the market environment, we have not wavered from our commitment to the JMIC process, which is built on owning solid, growing companies selling at reasonable valuations. Over time our long-term returns have approximated the underlying earnings growth of the companies in the Portfolios. As we move into 2003 and beyond, we believe that owning what we believe are good companies in good businesses will again produce superior investment results. Please be patient.

     Without being too precise on whether we have seen the lows or exactly when the market will bottom, we feel rather strongly that the market is in a bottoming process. In our estimation, the direction of the next major move will be up, and in that environment we are optimistic that our Portfolios can begin to outperform the respective indexes against which our performance is measured. For these reasons, we believe now is a time to be invested in quality growth stocks such as those in our growth Portfolios. These are companies that provide the fuel for the world's greatest engine of growth, the United States' economy, which is doing reasonably well, with corporate profits recovering nicely from depressed levels. When investor confidence improves and economic growth accelerates, we believe our Portfolios will do very well.

     Thank you for your continued support of Brazos Mutual Funds and John McStay Investment Counsel.

                                                   Sincerely,

                                                   /s/ Wayne G. Williams

                                                   John McStay Investment
                                                   Counsel and Brazos Mutual
                                                   Funds

Opinions expressed are those of John McStay Investment Counsel and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

    Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please refer to the report for additional information including portfolio holdings and index descriptions.

                                (See back page)
 10

BRAZOS MUTUAL FUNDS

--------------------------------------------------------------------------------

                           BRAZOS SMALL CAP PORTFOLIO

                                  [LINE GRAPH]

                                                 BRAZOS SMALL CAP PORTFOLIO (Y)   RUSSELL 2000 INDEX
                                                 ------------------------------   ------------------
12/31/96                                                   $1,000,000                 $1,000,000
5/31/97                                                    $1,196,000                 $1,050,405
11/30/97                                                   $1,470,830                 $1,187,831
5/31/98                                                    $1,724,262                 $1,257,620
11/30/98                                                   $1,545,247                 $1,094,652
5/31/99                                                    $1,784,667                 $1,206,915
11/30/99                                                   $2,036,167                 $1,248,679
5/31/00                                                    $2,309,392                 $1,309,546
11/30/00                                                   $2,311,877                 $1,224,889
5/31/01                                                    $2,377,811                 $1,363,683
11/30/01                                                   $2,170,508                 $1,265,563
5/31/02                                                    $2,077,962                 $1,338,705
11/30/02                                                   $1,637,444                 $1,116,175

 -------------------------------------------------------------------------------

                          SEC Avg. Annual Total Return
                                (as of 11/30/02)

                                                                          Since        Since        Since        Since
                                                                        Inception    Inception    Inception    Inception
                                                   1 Year     5 Year        Y            N            B           II
Small Cap Portfolio Class Y                        -24.56%    2.17%       8.69%          n/a          n/a          n/a
Russell 2000 Index                                 -10.60%    0.13%       3.28%       -0.85%       -0.85%       -0.85%

Small Cap Portfolio Class N                        -24.87%      n/a         n/a        -4.35          n/a          n/a
Small Cap Portfolio Class B                        -28.38%      n/a         n/a          n/a       -5.73%          n/a
Small Cap Portfolio Class II                       -26.16%      n/a         n/a          n/a          n/a       -4.96%

 -------------------------------------------------------------------------------

  This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1996 (commencement of operations for Class Y shares). Class N, B & II shares commenced operations on September 8, 1999. The minimum required investment for Class N shares is $500 for non-retirement accounts and $250 for retirement accounts. There is no minimum amount required for the reinvestment of dividends of Class B and II shares for applicable shareholders. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by John McStay Investment Counsel have caused the Portfolio's returns to be higher than they otherwise would have been. Investing in small company stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Small Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 1997 and 1999 for Brazos Small Cap reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these three types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distribution of the redemption of fund shares. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization.

--------------------------------------------------------------------------------

BRAZOS MUTUAL FUNDS

--------------------------------------------------------------------------------

                    BRAZOS REAL ESTATE SECURITIES PORTFOLIO

                                  [LINE GRAPH]

                                       BRAZOS REAL ESTATE SECURITIES PORTFOLIO (Y)   NAREIT EQUITY INDEX
                                       -------------------------------------------   -------------------
12/31/96                                               $1,000,000                        $1,000,000
5/31/97                                                $1,055,986                        $1,008,042
11/30/97                                               $1,243,877                        $1,174,863
5/31/98                                                $1,267,836                        $1,149,885
11/30/98                                               $1,074,248                        $1,017,775
5/31/99                                                $1,151,478                        $1,056,615
11/30/99                                               $  989,818                        $  917,237
5/31/00                                                $1,120,755                        $1,044,210
11/30/00                                               $1,194,124                        $1,117,141
5/31/01                                                $1,305,616                        $1,258,891
11/30/01                                               $1,382,942                        $1,329,985
5/31/02                                                $1,557,330                        $1,507,552
11/30/02                                               $1,465,907                        $1,404,008

--------------------------------------------------------------------------------

                          SEC Avg. Annual Total Return
                                (as of 11/30/02)

                                                                         Since        Since        Since        Since
                                                                       Inception    Inception    Inception    Inception
                                                   1 Year    5 Year        Y            N            B           II
Real Estate Securities Portfolio Class Y           6.00%     3.34%       6.68%          n/a          n/a          n/a
NAREIT Equity Index                                5.57%     3.62%       5.90%       11.23%       11.23%       11.23%

Real Estate Securities Portfolio Class N           5.77%       n/a         n/a        9.91%          n/a          n/a
Real Estate Securities Portfolio Class B           0.99%       n/a         n/a          n/a        8.45%          n/a
Real Estate Securities Portfolio Class II          3.99%       n/a         n/a          n/a          n/a        9.22%

--------------------------------------------------------------------------------
  This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1996 (commencement of operations for Class Y shares). Class N, B & II shares commenced operations on September 8, 1999. The minimum required investment for Class N shares is $500 for non-retirement accounts and $250 for retirement accounts. There is no minimum amount required for the reinvestment of dividends of Class B and II shares for applicable shareholders. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable.
  Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original investment. Fee waivers and expense reimbursements by John McStay Investment Counsel have caused the Portfolio's returns to be higher than they otherwise would have been. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares. The National Association of Real Estate Investment Trusts (NAREIT) Total Return Equity REIT Index is a total return performance index of all equity REITs tracked by NAREIT.

--------------------------------------------------------------------------------

BRAZOS MUTUAL FUNDS

--------------------------------------------------------------------------------

                           BRAZOS MICRO CAP PORTFOLIO

                                  [LINE GRAPH]

                                                 BRAZOS MICRO CAP PORTFOLIO (Y)   RUSSELL 2000 INDEX
                                                 ------------------------------   ------------------
12/31/97                                                   $   50,000                 $   50,000
5/31/98                                                    $   65,500                 $   52,102
11/30/98                                                   $   60,150                 $   45,351
5/31/99                                                    $   77,800                 $   50,002
11/30/99                                                   $   99,653                 $   51,732
5/31/00                                                    $  112,595                 $   54,254
11/30/00                                                   $  134,036                 $   50,746
5/31/01                                                    $  148,560                 $   56,496
11/30/01                                                   $  136,599                 $   52,431
5/31/02                                                    $  130,352                 $   55,462
11/30/02                                                   $   92,259                 $   46,242

 -------------------------------------------------------------------------------

                             SEC Avg. Annual Total Return
                                   (as of 11/30/02)

                                                                        Since        Since        Since        Since
                                                                      Inception    Inception    Inception    Inception
                                                         1 Year           Y            N            B           II
Micro Cap Portfolio Class Y                              -32.46%        13.27%          n/a          n/a          n/a
Russell 2000 Index                                       -10.60%        -0.23%       -9.35%       -9.35%       -9.35%

Micro Cap Portfolio Class N                              -32.49%           n/a      -26.12%          n/a          n/a
Micro Cap Portfolio Class B                              -35.69%           n/a          n/a      -28.52%          n/a
Micro Cap Portfolio Class II                             -33.69%           n/a          n/a          n/a      -26.66%

 -------------------------------------------------------------------------------

  This chart assumes an initial investment of $50,000 (the minimum initial Class Y share investment) made on December 31, 1997 (commencement of operations for Class Y shares). Class N, B & II shares commenced operations on May 1, 2001. The minimum required investment for Class N shares is $500 for non-retirement accounts and $250 for retirement accounts. There is no minimum amount required for the reinvestment of dividends of Class B and II shares for applicable shareholders. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by John McStay Investment Counsel have caused the Portfolio's returns to be higher than they otherwise would have been. Investing in micro cap stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Micro Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, returns for 1998 and 1999 reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization.

--------------------------------------------------------------------------------

BRAZOS MUTUAL FUNDS

--------------------------------------------------------------------------------

                           BRAZOS MULTI CAP PORTFOLIO

                                  [LINE GRAPH]

                                                    BRAZOS MULTI CAP PORTFOLIO (Y)   S&P 500 INDEX
                                                    ------------------------------   -------------
12/31/98                                                      $1,000,000              $1,000,000
5/31/99                                                       $1,328,000              $1,064,728
11/30/99                                                      $1,723,948              $1,143,092
5/31/00                                                       $2,201,034              $1,176,284
11/30/00                                                      $2,364,871              $1,094,856
5/31/01                                                       $2,442,338              $1,052,143
11/30/01                                                      $2,210,688              $  961,026
5/31/02                                                       $2,120,601              $  906,445
11/30/02                                                      $1,572,934              $  802,326

--------------------------------------------------------------------------------

                          SEC Avg. Annual Total Return
                                (as of 11/30/02)

                                                                         Since        Since        Since        Since
                                                                       Inception    Inception    Inception    Inception
                                                            1 Year         Y            N            B           II
Multi Cap Portfolio Class Y                                 -28.85%     12.27%           n/a          n/a          n/a
S&P 500 Index                                               -16.51%     -5.47%       -15.02%      -15.38%      -15.38%

Multi Cap Portfolio Class N                                 -29.19%        n/a        -14.18          n/a          n/a
Multi Cap Portfolio Class B                                 -32.40%        n/a           n/a      -26.46%          n/a
Multi Cap Portfolio Class II                                -30.22%        n/a           n/a          n/a      -24.50%

--------------------------------------------------------------------------------
  This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1998 (commencement of operations for Class Y shares). Class N shares commenced operations on March 31, 2000 and class B & II shares commenced operations on May 1, 2001. The minimum required investment for Class N shares is $500 for non-retirement accounts and $250 for retirement accounts. There is no minimum amount required for the reinvestment of dividends of Class B and II shares for applicable shareholders. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by John McStay Investment Counsel have caused the Portfolio's returns to be higher than they otherwise would have been. Investing in micro cap stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Multi Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, certain periods such as 1999 for Brazos Multi Cap reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

--------------------------------------------------------------------------------
 14

BRAZOS MUTUAL FUNDS

--------------------------------------------------------------------------------

                            BRAZOS MID CAP PORTFOLIO

                                  [LINE GRAPH]

                                                                                        S&P MIDCAP
                                      BRAZOS MID CAP PORTFOLIO (Y)   RUSSELL MID CAP     400 INDEX
                                      ----------------------------   ---------------   -------------
12/31/99                                       $1,000,000              $1,000,000       $1,000,000
5/31/00                                        $1,146,000              $1,015,287       $1,073,969
11/30/00                                       $1,189,275              $  993,243       $1,091,561
5/31/01                                        $1,232,918              $1,050,171       $1,191,249
11/30/01                                       $1,135,555              $  955,845       $1,110,599
5/31/02                                        $1,154,604              $  997,806       $1,219,741
11/30/02                                       $  905,904              $  854,368       $1,041,261

--------------------------------------------------------------------------------

                          SEC Avg. Annual Total Return
                                (as of 11/30/02)

                                                                          Since        Since        Since        Since
                                                                        Inception    Inception    Inception    Inception
                                                             1 Year         Y            N            B           II
Mid Cap Portfolio Class Y                                    -20.22%      -3.33%         n/a          n/a          n/a
Russell Mid Cap Index                                         -9.24%      -3.87%       -7.61%       -9.92%       -9.92%
S&P MidCap 400 Index                                          -6.24%       1.40%       -2.92%       -6.80%       -6.80%

Mid Cap Portfolio Class N                                    -20.81%        n/a       -10.43%         n/a*         n/a*
Mid Cap Portfolio Class B                                       n/a*        n/a*         n/a*         n/a*         n/a*
Mid Cap Portfolio Class II                                      n/a*        n/a*         n/a*         n/a*         n/a*
* Classes were redesignated as Class N shares as of November 25, 2002.

--------------------------------------------------------------------------------
  This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1999 (commencement of operations for Class Y shares). Class N shares commenced operations on March 31, 2000 and B & II shares commenced operations on May 1, 2001. The minimum required investment for Class N shares is $500 for non-retirement accounts and $250 for retirement accounts. There is no minimum amount required for the reinvestment of dividends of Class B and II shares for applicable shareholders. Returns shown include the reinvestment of all dividends. Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by John McStay Investment Counsel have caused the Portfolio's returns to be higher than they otherwise would have been. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares. The Russell MidCap Index consists of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. The Russell MidCap Index replaces the S&P Mid Cap 400 Index as the Portfolio's comparable broad-based securities market index because the Russell MidCap Index is increasingly gaining the approval of investors and the consulting community as their index of choice relative to mid-cap products in the industry.

--------------------------------------------------------------------------------

BRAZOS MUTUAL FUNDS -- SMALL CAP PORTFOLIO

Portfolio of Investments                                       November 30, 2002

                    Security Description                             Shares            Value
                    --------------------                           ----------       ------------
COMMON STOCK - 88.7%
BASIC RESOURCES (EXCLUDING ENERGY) - 1.1%
        The Lubrizol Corp. .................................          258,700       $  8,061,092
                                                                                    ------------
BUSINESS SERVICES - 11.1%
        ChoicePoint Inc.+...................................          427,533         16,066,690
        The Corporate Executive Board Co.+..................          256,200          8,454,600
        EMCOR Group, Inc.+..................................          226,700         12,083,110
        Hewitt Associates, Inc.+............................          300,600          9,489,942
        Iron Mountain Inc.+.................................          590,572         19,542,027
        PRG-Schultz International, Inc.+....................          401,500          3,850,385
        Stericycle, Inc.+...................................          403,300         13,437,553
                                                                                    ------------
                                                                                      82,924,307
                                                                                    ------------
CONSUMER DURABLES - 3.6%
        Furniture Brands International, Inc.+...............          314,000          8,792,000
        Mohawk Industries, Inc.+............................          201,700         12,426,737
        Toll Brothers, Inc.+................................          273,300          5,731,101
                                                                                    ------------
                                                                                      26,949,838
                                                                                    ------------
CONSUMER MERCHANDISING - 10.0%
        99 Cents Only Stores+...............................          171,600          4,799,652
        Advance Auto Parts, Inc.+...........................          281,800         14,526,790
        AnnTaylor Stores Corp.+.............................          719,900         17,097,625
        Big Lots, Inc.+.....................................          196,600          2,496,820
        Coach, Inc.+........................................          239,500          8,147,790
        Pacific Sunwear of California, Inc.+................          379,000         10,051,080
        Williams-Sonoma, Inc.+..............................          658,700         17,350,158
                                                                                    ------------
                                                                                      74,469,915
                                                                                    ------------
CONSUMER NON DURABLES - 1.9%
        Church & Dwight Co., Inc. ..........................          208,000          6,264,960
        LeapFrog Enterprises, Inc. Class A+.................          137,700          4,557,870
        Performance Food Group Co.+.........................          109,000          3,836,800
                                                                                    ------------
                                                                                      14,659,630
                                                                                    ------------
CONSUMER SERVICES - 6.0%
        Alliance Gaming Corp.+..............................          394,400          6,823,120
        Bright Horizons Family Solutions, Inc.+.............          272,673          7,416,706
        Career Education Corp.+.............................          256,900          9,995,979
        Corinthian Colleges, Inc.+..........................          283,800         11,079,552
        Education Management Corp.+.........................          248,000          9,582,720
                                                                                    ------------
                                                                                      44,898,077
                                                                                    ------------

                                               See Notes to Financial Statements
 16

BRAZOS MUTUAL FUNDS -- SMALL CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2002

                    Security Description                             Shares            Value
                    --------------------                           ----------       ------------
COMMON STOCK (CONTINUED)
ELECTRONIC COMPONENTS - 2.0%
        Cree Inc.+..........................................          217,100       $  5,136,586
        QLogic Corp.+.......................................           91,600          3,979,104
        Silicon Laboratories Inc.+..........................          186,700          5,470,310
                                                                                    ------------
                                                                                      14,586,000
                                                                                    ------------
ELECTRONIC TECHNOLOGY - 1.2%
        Cymer, Inc.+........................................          121,900          4,428,749
        NetScreen Technologies, Inc.+.......................          247,200          4,264,200
                                                                                    ------------
                                                                                       8,692,949
                                                                                    ------------
ENERGY - 10.8%
        Evergreen Resources, Inc.+..........................          223,300          9,557,240
        FMC Technologies, Inc.+.............................          426,000          8,209,020
        Grant Prideco, Inc.+................................          610,200          6,242,346
        National Oilwell Inc.+..............................          609,700         13,260,975
        Noble Energy, Inc...................................          460,300         17,035,703
        Patterson UTI Energy, Inc.+.........................          156,800          4,548,768
        Pogo Producing Co. .................................          601,800         21,454,170
                                                                                    ------------
                                                                                      80,308,222
                                                                                    ------------
FINANCIAL INSTITUTIONS - 4.0%
        Platinum Underwriters Holdings, Ltd.+...............          290,700          7,470,990
        The PMI Group, Inc. ................................          401,400         13,081,626
        Radian Group Inc. ..................................          225,200          9,210,680
                                                                                    ------------
                                                                                      29,763,296
                                                                                    ------------
FINANCIAL SERVICES & SOFTWARE - 1.6%
        Alliance Data Systems Corp.+........................          622,100         11,826,121
                                                                                    ------------
HEALTHCARE PRODUCTS - 5.6%
        Charles River Laboratories International, Inc.+.....          559,600         20,453,380
        DENTSPLY International..............................          348,700         11,698,885
        Medicis Pharmaceutical Corp., Class A+..............          203,567          9,414,974
                                                                                    ------------
                                                                                      41,567,239
                                                                                    ------------
HEALTHCARE SERVICES - 6.4%
        Accredo Health, Inc.+...............................          175,825          9,375,692
        AmSurg Corp. Class A+...............................          290,700          7,418,664
        LifePoint Hospitals, Inc.+..........................          206,400          6,518,112
        Henry Schein, Inc.+.................................          278,500         11,852,960
        Triad Hospitals, Inc.+..............................          274,400          8,273,160
        United Surgical Partners International, Inc.+.......          260,200          4,436,410
                                                                                    ------------
                                                                                      47,874,998
                                                                                    ------------

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS -- SMALL CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2002

                    Security Description                             Shares            Value
                    --------------------                           ----------       ------------
COMMON STOCK (CONTINUED)
HEALTHCARE TECHNOLOGY - 2.4%
        Celgene Corp.+......................................          163,600       $  4,024,560
        Diagnostic Products Corp. ..........................           84,300          3,058,404
        Techne Corp.+.......................................          343,900         10,640,266
                                                                                    ------------
                                                                                      17,723,230
                                                                                    ------------
MEDIA - 6.8%
        Cumulus Media Inc. Class A+.........................          434,300          7,209,380
        Entercom Communications Corp. Class A+..............          352,100         19,069,736
        Lin TV Corp.+.......................................          303,000          7,393,200
        Radio One, Inc., Class D+...........................          975,000         16,779,750
                                                                                    ------------
                                                                                      50,452,066
                                                                                    ------------
TECHNOLOGY SERVICES & SOFTWARE - 7.1%
        Affiliated Computer Services, Inc., Class A+........          361,112         18,055,600
        Citrix Systems, Inc.+...............................          364,900          4,287,575
        Cognos, Inc.+.......................................          185,700          4,518,081
        Hyperion Solutions Corp.+...........................          142,600          3,974,262
        Internet Security Systems, Inc.+....................          175,900          4,402,953
        Mercury Interactive Corp.+..........................          254,200          8,510,616
        Pinnacle Systems, Inc.+.............................          292,400          4,131,612
        Veridian Corp.+.....................................          140,000          2,940,000
        Websense, Inc.+.....................................           77,800          2,081,150
                                                                                    ------------
                                                                                      52,901,849
                                                                                    ------------
TRADITIONAL HEAVY INDUSTRY - 6.1%
        Engineered Support Systems Inc. ....................          234,750          8,695,140
        Graco Inc. .........................................          263,950          7,802,362
        Jacobs Engineering Group Inc.+......................           93,100          3,380,461
        Kennametal Inc. ....................................          243,400          8,499,528
        Pentair, Inc. ......................................          212,800          7,609,728
        Superior Industries International, Inc. ............          224,300          9,449,759
                                                                                    ------------
                                                                                      45,436,978
                                                                                    ------------
TRANSPORTATION - 1.0%
        Werner Enterprises, Inc. ...........................          370,400          8,174,728
                                                                                    ------------
    TOTAL INVESTMENT SECURITIES (Cost $641,412,248).........                         661,270,535
                                                                                    ------------

                                               See Notes to Financial Statements
 18

BRAZOS MUTUAL FUNDS -- SMALL CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2002

                    Security Description                             Shares             Value
                    --------------------                           -----------       ------------

SHORT-TERM SECURITIES - 11.9%
        SEI Daily Income Trust Government Fund..............        44,276,130       $ 44,276,130
        SEI Daily Income Trust Treasury Fund................        44,276,131         44,276,131
                                                                                     ------------
    TOTAL SHORT-TERM SECURITIES (Cost $88,552,261)..........                           88,552,261
                                                                                     ------------
TOTAL INVESTMENTS - 100.6% (Cost $729,964,509)..............                          749,822,796
Liabilities In Excess of Other Assets - (0.6)%..............                           (4,636,667)
                                                                                     ------------
NET ASSETS - 100.0%.........................................                         $745,186,129
                                                                                     ============

+   Non-income producing security

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS -- REAL ESTATE SECURITIES PORTFOLIO

Portfolio of Investments                                       November 30, 2002

                    Security Description                                Shares               Value
                    --------------------                           ----------------       ------------
REIT STOCK - 96.8%
APARTMENTS - 16.8%
        Apartment Investment & Management Co., Class A......             163,072          $  6,094,001
        Archstone Smith Trust...............................             218,415             5,045,386
        Camden Property Trust...............................              75,590             2,569,304
        Equity Residential Properties Trust.................             252,959             6,607,289
        Essex Property Trust, Inc...........................              10,800               550,800
        Home Properties of New York, Inc....................             101,966             3,339,386
        United Dominion Realty Trust, Inc...................             209,668             3,254,047
                                                                                          ------------
                                                                                            27,460,213
                                                                                          ------------
HEALTHCARE - 6.9%
        Health Care Property Investors, Inc.................             105,166             4,584,186
        Health Care REIT, Inc...............................             129,100             3,595,435
        Healthcare Realty Trust, Inc........................              30,801               945,899
        Senior Housing Properties Trust.....................             192,204             2,152,685
                                                                                          ------------
                                                                                            11,278,205
                                                                                          ------------
INDUSTRIAL - 7.3%
        AMB Property Corp...................................              47,780             1,321,117
        CenterPoint Properties Corp.........................              59,796             3,419,135
        First Industrial Realty Trust, Inc..................              40,857             1,103,548
        ProLogis Trust......................................             251,503             6,181,944
                                                                                          ------------
                                                                                            12,025,744
                                                                                          ------------
LODGING/RESORTS - 3.9%
        Hilton Hotels Corp..................................              31,254               427,867
        Host Marriott Corp.+................................             503,550             4,607,482
        LaSalle Hotel Properties............................             105,737             1,374,581
                                                                                          ------------
                                                                                             6,409,930
                                                                                          ------------
MANUFACTURED HOMES - 1.6%
        Manufactured Home Communities, Inc..................              88,636             2,614,762
                                                                                          ------------
MIXED: OFFICE/INDUSTRIAL - 6.0%
        Duke Realty Corp....................................             165,299             4,132,475
        PSB Business Parks, Inc.............................             100,598             3,039,066
        Reckson Associates Realty Corp......................             135,831             2,764,161
                                                                                          ------------
                                                                                             9,935,702
                                                                                          ------------
OFFICE - 15.7%
        Alexandria Real Estate Equities, Inc................              51,000             2,080,290
        Arden Realty, Inc...................................              54,939             1,224,041
        Boston Properties Inc...............................             141,023             5,227,723
        Carramerica Realty Corp.............................             164,062             4,154,050
        Equity Office Properties Trust......................             366,347             9,418,781
        SL Green Realty Corp................................             116,780             3,704,262
                                                                                          ------------
                                                                                            25,809,147
                                                                                          ------------

                                               See Notes to Financial Statements
 20

BRAZOS MUTUAL FUNDS -- REAL ESTATE SECURITIES PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2002

                    Security Description                                Shares               Value
                    --------------------                           ----------------       ------------
REIT STOCK (CONTINUED)
OTHER - 5.8%
        Catellus Development Corp.+.........................             132,856          $  2,425,951
        Vornado Realty Trust................................             192,537             7,193,182
                                                                                          ------------
                                                                                             9,619,133
                                                                                          ------------
REGIONAL MALLS - 15.8%
        CBL & Associates Properties, Inc....................             103,751             4,077,414
        General Growth Properties, Inc......................             133,205             6,580,327
        The Macerich Co.....................................             106,500             3,238,665
        Rouse Co............................................             104,479             3,113,474
        Simon Property Group, Inc...........................             265,878             8,965,406
                                                                                          ------------
                                                                                            25,975,286
                                                                                          ------------
SHOPPING CENTERS - 14.4%
        Chelsea Property Group, Inc.........................              95,830             3,281,219
        Developers Diversified Realty Corp..................             224,349             4,942,408
        Heritage Property Investment Trust..................             125,300             3,107,440
        Kimco Realty Corp...................................             170,902             5,357,778
        New Plan Excel Realty Trust.........................             213,264             4,034,955
        Pan Pacific Retail Properties, Inc..................              53,731             1,918,197
        Weingarten Realty Investors.........................              26,700               993,774
                                                                                          ------------
                                                                                            23,635,771
                                                                                          ------------
SPECIALTY - 0.8%
        Plum Creek Timber Company Inc.......................              57,200             1,392,820
                                                                                          ------------
STORAGE - 1.8%
        Public Storage, Inc.................................              96,800             3,011,448
                                                                                          ------------
    TOTAL INVESTMENT SECURITIES (Cost $157,315,496).........                               159,168,161
                                                                                          ------------

SHORT-TERM SECURITIES - 3.5%
        SEI Daily Income Trust Government Fund..............           2,896,307             2,896,307
        SEI Daily Income Trust Treasury Fund................           2,896,306             2,896,306
                                                                                          ------------
    TOTAL SHORT-TERM SECURITIES (Cost $5,792,613)...........                                 5,792,613
                                                                                          ------------
TOTAL INVESTMENTS - 100.3% (Cost $163,108,109)..............                               164,960,774
Liabilities In Excess of Other Assets - (0.3)%..............                                  (508,056)
                                                                                          ------------
NET ASSETS - 100.0%.........................................                              $164,452,718
                                                                                          ============

+   Non-income producing security

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS -- MICRO CAP PORTFOLIO

Portfolio of Investments                                       November 30, 2002

                    Security Description                                Shares               Value
                    --------------------                           ----------------       ------------
COMMON STOCK - 89.9%
BUSINESS SERVICES - 6.7%
        The Advisory Board Co.+.............................             103,900          $  3,220,900
        CCC Information Services Group, Inc.+...............             243,700             4,469,458
        FirstService Corp.+.................................             162,400             2,923,200
        PRG-Schultz International, Inc.+....................             296,600             2,844,394
                                                                                          ------------
                                                                                            13,457,952
                                                                                          ------------
CONSUMER DURABLES - 3.0%
        Hovanian Enterprises, Inc. Class A+.................             177,000             5,911,800
                                                                                          ------------
CONSUMER MERCHANDISING - 10.7%
        California Pizza Kitchen, Inc.+.....................             178,200             4,371,246
        Cosi, Inc.+.........................................             200,000             1,330,000
        CSK Auto Corp.+.....................................             200,000             2,498,000
        Guitar Center, Inc.+................................             195,500             3,902,180
        Pacific Sunwear of California, Inc.+................             180,800             4,794,816
        P.F. Chang's China Bistro, Inc.+....................             126,000             4,438,980
                                                                                          ------------
                                                                                            21,335,222
                                                                                          ------------
CONSUMER NON DURABLES - 2.4%
        Steve Madden, Ltd.+.................................             273,500             4,854,625
                                                                                          ------------
CONSUMER SERVICES - 7.3%
        Alliance Gaming Corp.+..............................             415,200             7,182,960
        Bright Horizons Family Solutions, Inc.+.............             156,910             4,267,952
        Strayer Education, Inc..............................              53,900             3,235,078
                                                                                          ------------
                                                                                            14,685,990
                                                                                          ------------
ELECTRONIC COMPONENTS - 1.0%
        OSI Systems, Inc.+..................................             116,600             2,007,852
                                                                                          ------------
ELECTRONIC TECHNOLOGY - 8.1%
        Fargo Electronics+..................................             178,600             2,102,301
        Herley Industries, Inc.+............................             365,700             5,485,500
        Integral Systems, Inc.+.............................             268,900             5,485,560
        Signal Technology Corp.+............................             283,700             3,027,079
                                                                                          ------------
                                                                                            16,100,440
                                                                                          ------------
ENERGY - 8.4%
        Encore Acquisition Co.+.............................             493,560             9,155,538
        Evergreen Resources, Inc.+..........................              95,600             4,091,680
        Quicksilver Resources Inc.+.........................             157,000             3,537,210
                                                                                          ------------
                                                                                            16,784,428
                                                                                          ------------
FINANCIAL INSTITUTIONS - 3.0%
        Financial Federal Corp.+............................              76,100             1,963,380
        Triad Guaranty Inc.+................................             102,900             4,114,971
                                                                                          ------------
                                                                                             6,078,351
                                                                                          ------------

                                               See Notes to Financial Statements
 22

BRAZOS MUTUAL FUNDS -- MICRO CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2002

                    Security Description                                Shares               Value
                    --------------------                           ----------------       ------------
COMMON STOCK (CONTINUED)
HEALTHCARE PRODUCTS - 4.2%
        Advanced Neuromodulation Systems, Inc.+.............             170,000          $  5,140,800
        Meridian Medical Technologies, Inc.+................              75,300             3,325,248
                                                                                          ------------
                                                                                             8,466,048
                                                                                          ------------
HEALTHCARE SERVICES - 3.9%
        Amsurg Corp., Class A+..............................              83,900             2,141,128
        Odyssey Healthcare, Inc.+...........................              91,100             3,180,301
        United Surgical Partners International, Inc.+.......             140,400             2,393,820
                                                                                          ------------
                                                                                             7,715,249
                                                                                          ------------
HEALTHCARE TECHNOLOGY - 5.7%
        Biosite Inc.+.......................................              71,700             2,044,884
        Hologic, Inc.+......................................             336,000             4,623,360
        IMPAC Medical Systems, Inc.+........................             100,000             1,885,000
        Wilson Greatbatch Technologies Inc.+................              96,200             2,789,800
                                                                                          ------------
                                                                                            11,343,044
                                                                                          ------------
MEDIA - 1.0%
        4Kids Entertainment Inc.+...........................              79,400             1,905,600
                                                                                          ------------
OTHER - 3.6%
        NASDAQ 100 Tr.+.....................................             257,000             7,098,340
                                                                                          ------------
TECHNOLOGY SERVICES & SOFTWARE - 8.7%
        Concord Communications, Inc.+.......................              81,800             1,002,050
        Digital River, Inc.+................................             219,400             3,168,136
        Mentor Graphics Corp.+..............................             281,500             3,395,172
        ScanSource, Inc.+...................................              66,200             4,832,600
        Websense, Inc.+.....................................             185,600             4,964,800
                                                                                          ------------
                                                                                            17,362,758
                                                                                          ------------
TRADITIONAL HEAVY INDUSTRY - 4.9%
        Engineered Support Systems, Inc.....................             264,300             9,789,672
                                                                                          ------------
TRANSPORTATION - 7.3%
        Frontline Limited...................................              64,500               452,790
        Knight Transportation, Inc.+........................             288,400             5,704,840
        UTI Worldwide, Inc..................................             389,200             8,367,800
                                                                                          ------------
                                                                                            14,525,430
                                                                                          ------------
    TOTAL INVESTMENT SECURITIES (Cost $166,056,583).........                               179,422,801
                                                                                          ------------

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS -- MICRO CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2002

                    Security Description                                Shares               Value
                    --------------------                           ----------------       ------------
SHORT TERM SECURITIES - 13.0%
        SEI Daily Income Trust Government Fund..............          13,002,981          $ 13,002,981
        SEI Daily Income Trust Treasury Fund................          13,002,982            13,002,982
                                                                                          ------------
    TOTAL SHORT TERM SECURITIES (Cost $26,005,963)..........                                26,005,963
                                                                                          ------------
TOTAL INVESTMENTS - 102.9% (Cost $192,062,546)..............                               205,428,764
Liabilities In Excess of Other Assets - (2.9)%..............                                (5,839,428)
                                                                                          ------------
NET ASSETS - 100.0%.........................................                              $199,589,336
                                                                                          ============

+   Non-income producing security

                                               See Notes to Financial Statements
 24

BRAZOS MUTUAL FUNDS -- MULTI CAP PORTFOLIO

Portfolio of Investments                                       November 30, 2002

                    Security Description                            Shares            Value
                    --------------------                           ---------       ------------
COMMON STOCK - 87.6%
BASIC RESOURCES (EXCLUDING ENERGY) - 1.7%
        Air Products and Chemicals, Inc.....................          45,000       $  1,989,900
                                                                                   ------------
BUSINESS SERVICES - 2.5%
        ChoicePoint Inc.+...................................          64,366          2,418,874
        Hewitt Associates, Inc.+............................          15,300            483,021
                                                                                   ------------
                                                                                      2,901,895
                                                                                   ------------
CONSUMER DURABLES - 4.4%
        D.R. Horton, Inc....................................          33,260            635,599
        Furniture Brands International, Inc.+...............          52,700          1,475,600
        Hovanian Enterprises, Inc. Class A+.................          39,500          1,319,300
        Lennar Corp.........................................          29,300          1,553,486
                                                                                   ------------
                                                                                      4,983,985
                                                                                   ------------
CONSUMER MERCHANDISING - 15.4%
        Advance Auto Parts, Inc.+...........................          42,500          2,190,875
        AnnTaylor Stores Corp.+.............................          49,950          1,186,312
        Bed Bath & Beyond, Inc.+............................          68,000          2,358,920
        Big Lots, Inc.+.....................................          31,100            394,970
        Brinker International, Inc.+........................          82,500          2,458,500
        Coach, Inc.+........................................          55,900          1,901,718
        Lowe's Companies, Inc...............................          50,000          2,075,000
        Michaels Stores Inc.+...............................          17,100            643,815
        Pacific Sunwear of California, Inc.+................          56,200          1,490,424
        Williams-Sonoma, Inc.+..............................         107,200          2,823,648
                                                                                   ------------
                                                                                     17,524,182
                                                                                   ------------
CONSUMER NON DURABLES - 2.1%
        Performance Food Group Co.+.........................          16,600            584,320
        Steve Madden, Ltd.+.................................         100,000          1,775,000
                                                                                   ------------
                                                                                      2,359,320
                                                                                   ------------
CONSUMER SERVICES - 7.0%
        Apollo Group, Inc. Class A+.........................          39,200          1,617,000
        Career Education Corp.+.............................          22,700            883,257
        Harrah's Entertainment, Inc.+.......................          47,100          1,884,000
        Weight Watchers International, Inc.+................          78,300          3,543,075
                                                                                   ------------
                                                                                      7,927,332
                                                                                   ------------
ELECTRONIC COMPONENTS - 2.5%
        Linear Technology Corp..............................          68,000          2,259,640
        QLogic Corp.+.......................................          12,800            556,032
                                                                                   ------------
                                                                                      2,815,672
                                                                                   ------------
ELECTRONIC TECHNOLOGY - 2.0%
        Hewlett Packard Co..................................         120,000          2,337,600
                                                                                   ------------

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS -- MULTI CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2002

                    Security Description                            Shares            Value
                    --------------------                           ---------       ------------
COMMON STOCK (CONTINUED)
ENERGY - 14.9%
        Encore Acquisition Co.+.............................          90,000       $  1,669,500
        ENSCO International Inc.............................          95,700          2,677,686
        FMC Technologies Inc.+..............................         115,000          2,216,050
        Nabors Industries, Ltd.+............................          32,800          1,161,120
        National OilWell, Inc.+.............................         101,400          2,205,450
        Ocean Energy Inc....................................          71,600          1,348,944
        Pogo Producing Co...................................          96,300          3,433,095
        Suncor Energy, Inc..................................         148,900          2,215,632
                                                                                   ------------
                                                                                     16,927,477
                                                                                   ------------
FINANCIAL SERVICES & SOFTWARE - 1.0%
        Moody's Corp........................................          26,300          1,157,726
                                                                                   ------------
HEALTHCARE PRODUCTS - 2.3%
        Charles River Laboratories International, Inc.+.....          70,300          2,569,465
                                                                                   ------------
HEALTHCARE SERVICES - 7.7%
        AmSurg Corp. Class A+...............................          60,000          1,531,200
        Anthem Inc.+........................................          17,500          1,036,875
        Henry Schein, Inc.+.................................          25,500          1,085,280
        LifePoint Hospitals, Inc.+..........................          34,100          1,076,878
        Odyssey Healthcare, Inc.+...........................          35,500          1,239,305
        United Surgical Partners International, Inc.+.......          82,700          1,410,035
        Universal Health Services, Inc. Class B+............          31,800          1,423,050
                                                                                   ------------
                                                                                      8,802,623
                                                                                   ------------
HEALTHCARE TECHNOLOGY - 3.2%
        Biomet, Inc.........................................          69,100          1,900,250
        Techne Corp.+.......................................          38,300          1,185,002
        Varian Medical Systems, Inc.+.......................          13,200            616,308
                                                                                   ------------
                                                                                      3,701,560
                                                                                   ------------
MEDIA - 2.5%
        Westwood One, Inc.+.................................          73,000          2,837,510
                                                                                   ------------
TECHNOLOGY SERVICES & SOFTWARE - 5.5%
        Affiliated Computer Services, Inc. Class A+.........          58,200          2,910,000
        Intuit Co.+.........................................          46,000          2,481,240
        Synopsys, Inc.+.....................................          17,400            904,452
                                                                                   ------------
                                                                                      6,295,692
                                                                                   ------------
TRADITIONAL HEAVY INDUSTRY - 11.7%
        3M Co...............................................          22,000          2,856,700
        Danaher Corp........................................          48,600          3,054,024
        Graco Inc...........................................          88,500          2,616,060
        Illinois Tool Works Inc.............................          40,000          2,719,600

                                               See Notes to Financial Statements
 26

BRAZOS MUTUAL FUNDS -- MULTI CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2002

                    Security Description                            Shares            Value
                    --------------------                           ---------       ------------
COMMON STOCK (CONTINUED)
TRADITIONAL HEAVY INDUSTRY (continued)
        Jacobs Engineering Group Inc.+......................          14,300       $    519,233
        Superior Industries International, Inc..............          36,600          1,541,959
                                                                                   ------------
                                                                                     13,307,576
                                                                                   ------------
TRANSPORTATION - 1.2%
        Werner Enterprises, Inc.............................          61,900          1,366,133
                                                                                   ------------
    TOTAL INVESTMENT SECURITIES (Cost $103,803,613).........                         99,805,648
                                                                                   ------------

SHORT-TERM SECURITIES - 10.4%
        SEI Daily Income Trust Government Fund..............       5,907,240          5,907,240
        SEI Daily Income Trust Treasury Fund................       5,907,240          5,907,240
                                                                                   ------------
    TOTAL SHORT-TERM SECURITIES (Cost $11,814,480)..........                         11,814,480
                                                                                   ------------
TOTAL INVESTMENTS - 98.0% (Cost $115,618,093)...............                        111,620,128
Other Assets Less Liabilities - 2.0%........................                          2,280,796
                                                                                   ------------
NET ASSETS - 100.0%.........................................                       $113,900,924
                                                                                   ============

+   Non-income producing security

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS -- MID CAP PORTFOLIO

Portfolio of Investments                                       November 30, 2002

                    Security Description                            Shares            Value
                    --------------------                           ---------       ------------
COMMON STOCK - 86.8%
BUSINESS SERVICES - 7.8%
        ChoicePoint Inc.+...................................          68,300       $  2,566,714
        Cintas Corp.........................................          39,100          1,973,377
        Hewitt Associates, Inc.+............................          42,500          1,341,725
        Iron Mountain Inc.+.................................          93,350          3,088,952
                                                                                   ------------
                                                                                      8,970,768
                                                                                   ------------
CONSUMER DURABLES - 5.3%
        D.R. Horton, Inc....................................          29,154            557,133
        Lennar Corp.........................................          28,600          1,516,372
        Mohawk Industries, Inc.+............................          34,100          2,100,901
        The Ryland Group, Inc...............................          51,700          1,939,784
                                                                                   ------------
                                                                                      6,114,190
                                                                                   ------------
CONSUMER MERCHANDISING - 10.8%
        Auto Zone, Inc.+....................................          20,100          1,642,170
        Bed Bath & Beyond, Inc.+............................          64,900          2,251,381
        Big Lots, Inc.+.....................................          30,700            389,890
        Brinker International, Inc.+........................          79,000          2,354,200
        Coach, Inc.+........................................          70,000          2,381,400
        Michaels Stores, Inc.+..............................          17,000            640,050
        Williams-Sonoma, Inc.+..............................         105,700          2,784,138
                                                                                   ------------
                                                                                     12,443,229
                                                                                   ------------
CONSUMER NON DURABLES - 2.4%
        Jones Apparel Group, Inc.+..........................          59,000          2,171,200
        Performance Food Group Co.+.........................          16,900            594,880
                                                                                   ------------
                                                                                      2,766,080
                                                                                   ------------
CONSUMER SERVICES - 7.2%
        Apollo Group, Inc.+.................................          38,350          1,581,938
        Career Education Corp.+.............................          35,800          1,392,978
        Harrah's Entertainment Inc.+........................          45,900          1,836,000
        Weight Watchers International, Inc.+................          77,300          3,497,825
                                                                                   ------------
                                                                                      8,308,741
                                                                                   ------------
ELECTRONIC COMPONENTS - 4.2%
        Microchip Technology Inc............................          90,950          2,615,722
        QLogic Corp.+.......................................          51,500          2,237,160
                                                                                   ------------
                                                                                      4,852,882
                                                                                   ------------
ELECTRONIC TECHNOLOGY - 0.6%
        NetScreen Technologies+.............................          38,300            660,675
                                                                                   ------------
ENERGY - 10.5%
        ENSCO International Inc.............................         100,900          2,823,182
        Nabors Industrial Inc.+.............................          32,300          1,143,420
        Noble Energy, Inc...................................          70,400          2,605,504

                                               See Notes to Financial Statements
 28

BRAZOS MUTUAL FUNDS -- MID CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2002

                    Security Description                            Shares            Value
                    --------------------                           ---------       ------------
COMMON STOCK (CONTINUED)
ENERGY (continued)
        Ocean Energy, Inc...................................          70,300       $  1,324,452
        Suncor Energy, Inc..................................         146,000          2,172,480
        Weatherford International Ltd.+.....................          51,100          2,061,374
                                                                                   ------------
                                                                                     12,130,412
                                                                                   ------------
FINANCIAL INSTITUTIONS - 3.3%
        The PMI Group, Inc..................................          40,800          1,329,672
        Radian Group Inc....................................          60,600          2,478,540
                                                                                   ------------
                                                                                      3,808,212
                                                                                   ------------
FINANCIAL SERVICES & SOFTWARE - 2.5%
        Fiserv, Inc.+.......................................          51,600          1,750,272
        Moody's Corp........................................          26,200          1,153,324
                                                                                   ------------
                                                                                      2,903,596
                                                                                   ------------
HEALTHCARE PRODUCTS - 4.4%
        Charles River Laboratories International, Inc.+.....          57,600          2,105,280
        DENTSPLY International Inc..........................          55,200          1,851,960
        Medicis Pharmaceutical Corp., Class A+..............          22,700          1,049,875
                                                                                   ------------
                                                                                      5,007,115
                                                                                   ------------
HEALTHCARE SERVICES - 5.8%
        Accredo Health Inc.+................................          24,700          1,317,102
        Anthem, Inc.+.......................................          29,200          1,730,100
        Henry Schein, Inc.+.................................          31,900          1,357,664
        Triad Hospital's, Inc.+.............................          43,600          1,314,540
        Universal Health Services+..........................          21,400            957,650
                                                                                   ------------
                                                                                      6,677,056
                                                                                   ------------
HEALTHCARE TECHNOLOGY - 5.7%
        Biomet, Inc.........................................          65,800          1,809,500
        Celgene Corp.+......................................          47,000          1,156,200
        Techne Corp.+.......................................          36,700          1,135,498
        Varian Medical Systems, Inc.+.......................          12,600            588,294
        Zimmer Holdings, Inc.+..............................          49,300          1,855,652
                                                                                   ------------
                                                                                      6,545,144
                                                                                   ------------
MEDIA - 2.4%
        Westwood One, Inc.+.................................          69,700          2,709,239
                                                                                   ------------

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS -- MID CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2002

                    Security Description                             Shares            Value
                    --------------------                           ----------       ------------
COMMON STOCK (CONTINUED)
TECHNOLOGY SERVICES & SOFTWARE - 6.2%
        Affiliated Computer Services, Inc., Class A+........           57,800       $  2,890,000
        Cognos, Inc.+.......................................           29,200            710,436
        Mercury Interactive Corp.+..........................           60,900          2,038,932
        Network Associates, Inc.+...........................           36,500            666,125
        Synopsys, Inc.+.....................................           16,100            836,878
                                                                                    ------------
                                                                                       7,142,371
                                                                                    ------------
TRADITIONAL HEAVY INDUSTRY - 5.1%
        Alliant Techsystems, Inc.+..........................           19,600          1,156,400
        Danaher Corp........................................           45,000          2,827,800
        Jacobs Engineering Group Inc.+......................           14,500            526,495
        L-3 Communications Holdings, Inc.+..................           31,000          1,393,140
                                                                                    ------------
                                                                                       5,903,835
                                                                                    ------------
TRANSPORTATION - 2.6%
        C.H. Robinson WorldWide, Inc........................           53,800          1,644,128
        Werner Enterprises, Inc.............................           58,500          1,291,095
                                                                                    ------------
                                                                                       2,935,223
                                                                                    ------------
    TOTAL COMMON STOCK (Cost $101,150,169)..................                          99,878,768
                                                                                    ------------
CONVERTIBLE BONDS - 2.0%
        Lamar Advertising Co. 5.25%, 9/15/06................       $2,300,000          2,317,250
                                                                                    ------------
        (cost $2,395,875)...................................
    TOTAL INVESTMENT SECURITIES (Cost $103,546,044).........                         102,196,018
                                                                                    ------------

SHORT-TERM SECURITIES - 11.0%
        SEI Daily Income Trust Government Fund..............        6,304,525          6,304,525
        SEI Daily Income Trust Treasury Fund................        6,304,525          6,304,525
                                                                                    ------------
    TOTAL SHORT-TERM SECURITIES (Cost $12,609,050)..........                          12,609,050
                                                                                    ------------
TOTAL INVESTMENTS - 99.8% (Cost $116,155,094)...............                         114,805,068
Other Assets Less Liabilities - 0.2%........................                             190,370
                                                                                    ------------
NET ASSETS - 100.0%.........................................                        $114,995,438
                                                                                    ============

+   Non-income producing security

                                               See Notes to Financial Statements
 30

BRAZOS MUTUAL FUNDS

Statement of Assets and Liabilities                            November 30, 2002

                                                               REAL ESTATE
                                                 SMALL CAP      SECURITIES      MICRO CAP      MULTI CAP       MID CAP
                                                 PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                               -------------   ------------   -------------   ------------   ------------
ASSETS:
    Investment securities, at value*.........  $ 661,270,535   $159,168,161   $ 179,422,801   $ 99,805,648   $102,196,018
    Short-term securities*...................     88,552,261      5,792,613      26,005,963     11,814,480     12,609,050
    Cash.....................................          1,181            853              --             --          2,399
    Receivable for investments sold..........      5,833,451      1,628,513         961,798      3,864,069      3,349,219
    Interest and dividends receivable........        140,700        146,152          34,037         28,860         44,915
    Receivable for shares of beneficial
      interest sold..........................        937,712        494,248         291,072         63,395        395,850
    Receivable from investment adviser.......             --             --              --          3,880             --
    Prepaid expenses and other...............         27,343         20,120           7,835         11,243          9,996
                                               -------------   ------------   -------------   ------------   ------------
      Total assets...........................    756,763,183    167,250,660     206,723,506    115,591,575    118,607,447
                                               -------------   ------------   -------------   ------------   ------------
LIABILITIES:
    Payable for investments purchased........      8,838,284      2,214,742       3,771,497      1,318,892      2,901,916
    Payable for shares of beneficial interest
      redeemed...............................      1,878,617        325,189       2,991,834        153,201        531,095
    Due to Custodian.........................             --             --              --          1,201             --
    Investment advisory and management fees
      payable................................        543,624        119,719         202,109         87,036         71,346
    Accrued expenses.........................        215,400        110,832         119,091         91,782         85,152
    Administration fee payable...............         91,805         20,862          37,515         19,337         13,542
    Distribution and service maintenance fees
      payable................................          9,324          6,598          12,124         19,202          8,958
                                               -------------   ------------   -------------   ------------   ------------
      Total liabilities......................     11,577,054      2,797,942       7,134,170      1,690,651      3,612,009
                                               -------------   ------------   -------------   ------------   ------------
        Net assets...........................  $ 745,186,129   $164,452,718   $ 199,589,336   $113,900,924   $114,995,438
                                               =============   ============   =============   ============   ============
NET ASSETS WERE COMPOSED OF:
    Shares of beneficial interest at par
      value of $.001.........................  $      56,191   $     15,613   $      16,498   $     10,408   $     13,481
    Paid-in capital..........................    941,707,450    153,736,682     295,442,919    163,680,995    144,692,650
                                               -------------   ------------   -------------   ------------   ------------
                                                 941,763,641    153,752,295     295,459,417    163,691,403    144,706,131
    Accumulated undistributed net investment
      income.................................             --        122,520              --             --             --
    Accumulated undistributed net realized
      gain (loss) on investments.............   (216,435,799)     8,725,238    (109,236,299)   (45,792,514)   (28,360,667)
    Net unrealized appreciation/depreciation
      of investments.........................     19,858,287      1,852,665      13,366,218     (3,997,965)    (1,350,026)
                                               -------------   ------------   -------------   ------------   ------------
        Net assets...........................  $ 745,186,129   $164,452,718   $ 199,589,336   $113,900,924   $114,995,438
                                               =============   ============   =============   ============   ============
    *Identified cost:
    Investment securities....................  $ 641,412,248   $157,315,496   $ 166,056,583   $103,803,613   $103,546,044
                                               =============   ============   =============   ============   ============
    Short-term securities....................  $  88,552,261   $  5,792,613   $  26,005,963   $ 11,814,480   $ 12,609,050
                                               =============   ============   =============   ============   ============

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS

Statement of Assets and Liabilities - (continued)              November 30, 2002

                                                            REAL ESTATE
                                              SMALL CAP      SECURITIES     MICRO CAP      MULTI CAP      MID CAP
                                              PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                             ------------   ------------   ------------   -----------   -----------
CLASS Y (UNLIMITED SHARES AUTHORIZED):
    Net assets.............................  $730,498,411   $154,955,620   $181,602,756   $71,316,304   $88,195,956
    Shares of beneficial interest issued
      and outstanding......................    55,050,159     14,710,723     14,998,260     6,481,600    10,308,438
    Net asset value, offering and
      redemption price per share...........  $      13.27   $      10.53   $      12.11   $     11.00   $      8.56
                                             ============   ============   ============   ===========   ===========
CLASS N(caret) (UNLIMITED SHARES
  AUTHORIZED):
    Net assets.............................  $  7,176,706   $  3,432,035   $  8,372,776   $32,270,330   $26,799,482
    Shares of beneficial interest issued
      and outstanding......................       551,388        325,695        693,951     2,968,304     3,172,134
    Net asset value, offering and
      redemption price per share...........  $      13.02   $      10.54   $      12.07   $     10.87   $      8.45
                                             ============   ============   ============   ===========   ===========
CLASS B* (UNLIMITED SHARES AUTHORIZED):
    Net assets.............................  $  3,477,863   $  3,254,578   $  4,464,753   $ 5,588,916   $        --
    Shares of beneficial interest issued
      and outstanding......................       272,737        309,507        374,226       519,204            --
    Net asset value, offering and
      redemption price per share (excluding
      any applicable contingent deferred
      sales charge)........................  $      12.75   $      10.52   $      11.93   $     10.76   $        --
                                             ============   ============   ============   ===========   ===========
CLASS II (UNLIMITED SHARES AUTHORIZED):
    Net assets.............................  $  4,033,149   $  2,810,485   $  5,149,051   $ 4,725,374   $        --
    Shares of beneficial interest issued
      and outstanding......................       316,653        267,203        431,525       438,582            --
    Net asset value, offering and
      redemption price per share (excluding
      any applicable contingent deferred
      sales charge)........................  $      12.74   $      10.52   $      11.93   $     10.77   $        --
  Maximum sales charge (1.00% of offering
    price).................................          0.13           0.11           0.12          0.11            --
                                             ------------   ------------   ------------   -----------   -----------
  Maximum offering price to public.........  $      12.87   $      10.63   $      12.05   $     10.88   $        --
                                             ============   ============   ============   ===========   ===========

(caret)   Formerly Class A shares.
* Class B shares will convert automatically to Class N shares on the first business day of the month after eight years from the issuance of such shares.

                                               See Notes to Financial Statements
 32

BRAZOS MUTUAL FUNDS

Statement of Operations - For the year ended November 30, 2002

                                                                    REAL ESTATE
                                                      SMALL CAP      SECURITIES      MICRO CAP      MULTI CAP       MID CAP
                                                      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    -------------   ------------   -------------   ------------   ------------
INVESTMENT INCOME:
Income:
 Interest........................................   $     674,140   $     51,561   $     346,547   $     97,484   $    130,689
 Dividends.......................................       1,756,473      8,493,997         211,442        609,507        154,670
                                                    -------------   ------------   -------------   ------------   ------------
     Total investment income.....................       2,430,613      8,545,558         557,989        706,991        285,359
                                                    -------------   ------------   -------------   ------------   ------------
Expenses:
 Investment advisory and management fees.........       7,878,572      1,573,771       3,563,493      1,005,394        738,697
 Administration fees.............................         526,306        124,389         211,207         99,347         68,982
 Distribution and service maintenance
   fees - Class N................................          90,762         13,127          63,753        137,133         64,059
 Distribution and service maintenance
   fees - Class B................................          54,558         35,409         102,898         88,602         16,058
 Distribution and service maintenance
   fees - Class II...............................          75,050         36,473         119,334         88,845         15,212
 Transfer agent fees and expenses - Class Y......          29,968         22,954          34,785         20,817         19,779
 Transfer agent fees and expenses - Class N......          55,488          9,855          48,835         80,517         33,164
 Transfer agent fees and expenses - Class B......          14,402          9,988          27,185         23,409          5,110
 Transfer agent fees and expenses - Class II.....          18,665          9,624          30,677         23,541          4,809
 Registration fees - Class Y.....................          35,889         25,306         105,832         38,901         14,551
 Registration fees - Class N.....................          10,288          4,764          14,034         12,293          9,169
 Registration fees - Class B.....................           5,865          3,909          10,529          7,095          7,638
 Registration fees - Class II....................           7,305          4,182          10,991          7,119          7,614
 Fund accounting expenses........................          22,448         20,862          12,444          8,296          7,015
 Custodian fees and expenses.....................         178,637         56,088          77,411         53,291         48,363
 Audit and tax fees..............................          19,526         19,354          19,391         19,589         17,631
 Trustees' fees and expenses.....................          42,958         42,883          42,887         42,903         42,872
 Printing expense................................          71,702            990          73,000         18,483          2,149
 Legal fees and expenses.........................         153,857         50,198          62,624         46,324         40,412
 Insurance expense...............................           6,424          1,402           1,285            456            416
 Miscellaneous expenses..........................          13,776          5,661           8,565          8,620          8,596
                                                    -------------   ------------   -------------   ------------   ------------
     Total expenses..............................       9,312,446      2,071,189       4,641,160      1,830,975      1,172,296
     Less: Expenses waived/reimbursed............         (15,708)       (20,720)        (90,885)       (42,815)       (26,432)
     Less: Custody credits earned on cash
       balances..................................          (1,887)           (66)         (1,801)          (306)          (261)
                                                    -------------   ------------   -------------   ------------   ------------
     Net expenses................................       9,294,851      2,050,403       4,548,474      1,787,854      1,145,603
                                                    -------------   ------------   -------------   ------------   ------------
Net investment income (loss).....................      (6,864,238)     6,495,155      (3,990,485)    (1,080,863)      (860,244)
                                                    -------------   ------------   -------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss) on investments..........    (154,658,634)    17,956,390     (93,244,556)   (38,306,866)   (21,015,413)
Net change in unrealized
 appreciation/depreciation on investments........     (88,140,996)   (14,070,640)    (16,184,291)   (10,695,404)    (7,135,196)
                                                    -------------   ------------   -------------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments.....................................    (242,799,630)     3,885,750    (109,428,847)   (49,002,270)   (28,150,609)
                                                    -------------   ------------   -------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.................................   $(249,663,868)  $ 10,380,905   $(113,419,332)  $(50,083,133)  $(29,010,853)
                                                    =============   ============   =============   ============   ============

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS

Statement of Changes in Net Assets                             November 30, 2002

                                                                                              REAL ESTATE
                                                       SMALL CAP PORTFOLIO               SECURITIES PORTFOLIO
                                                 --------------------------------    -----------------------------
                                                     FOR THE           FOR THE          FOR THE         FOR THE
                                                   YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                  NOVEMBER 30,      NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,
                                                      2002              2001             2002             2001
                                                 ---------------    -------------    -------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)...............     $  (6,864,238)    $ (4,230,928)    $  6,495,155     $  8,263,304
  Net realized gain (loss) on investments....      (154,658,634)     (60,886,634)      17,956,390       19,108,088
  Net change in unrealized appreciation/
    depreciation on investments..............       (88,140,996)       7,790,883      (14,070,640)         814,138
                                                  -------------     ------------     ------------     ------------
  Net increase (decrease) in net assets
    resulting from operations................      (249,663,868)     (57,326,679)      10,380,905       28,185,530
                                                  -------------     ------------     ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class Y).......                --               --       (6,477,624)      (8,777,222)
  From net investment income (Class N).......                --               --         (116,205)         (51,842)
  From net investment income (Class B).......                --               --          (88,272)         (38,152)
  From net investment income (Class II)......                --               --          (91,577)         (50,632)
  From net realized gain on investments
    (Class Y)................................                --      (28,099,330)              --               --
  From net realized gain on investments
    (Class N)................................                --         (169,532)              --               --
  From net realized gain on investments
    (Class B)................................                --          (62,212)              --               --
  From net realized gain on investments
    (Class II)...............................                --          (48,926)              --               --
                                                  -------------     ------------     ------------     ------------
Total dividends and distributions to
  shareholders...............................                --      (28,380,000)      (6,773,678)      (8,917,848)
                                                  -------------     ------------     ------------     ------------
Net increase in net assets resulting from
  capital share transactions (Note 5)........        80,704,104      103,742,115      (24,398,192)     (30,138,653)
                                                  -------------     ------------     ------------     ------------
Total increase (decrease) in net assets......      (168,959,764)      18,035,436      (20,790,965)     (10,870,971)
NET ASSETS:
Beginning of period..........................       914,145,893      896,110,457      185,243,683      196,114,654
                                                  -------------     ------------     ------------     ------------
End of period (including undistributed net
  investment income for November 30, 2002 and
  November 30, 2001 of $0, $0, $122,520,
  $935,353, respectively)....................     $ 745,186,129     $914,145,893     $164,452,718     $185,243,683
                                                  =============     ============     ============     ============

                                               See Notes to Financial Statements
 34

BRAZOS MUTUAL FUNDS

Statement of Changes in Net Assets - (continued)               November 30, 2002

                                       MICRO CAP PORTFOLIO             MULTI CAP PORTFOLIO             MID CAP PORTFOLIO
                                  -----------------------------   -----------------------------   ----------------------------
                                     FOR THE         FOR THE         FOR THE         FOR THE         FOR THE        FOR THE
                                   YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                  NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                      2002            2001            2002            2001            2002            2001
                                  -------------   -------------   -------------   -------------   -------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS:
Operations:
  Net investment loss...........  $ (3,990,485)   $ (2,599,169)   $ (1,080,863)   $   (434,779)   $   (860,244)   $  (448,782)
  Net realized gain (loss) on
    investments.................   (93,244,556)    (15,787,469)    (38,306,866)     (7,079,881)    (21,015,413)    (6,957,383)
  Net change in unrealized
    appreciation/depreciation on
    investments.................   (16,184,291)     12,685,880     (10,695,404)        315,611      (7,135,196)     4,172,529
                                  -------------   ------------    ------------    ------------    ------------    -----------
  Net increase (decrease) in net
    assets resulting from
    operations..................  (113,419,332)     (5,700,758)    (50,083,133)     (7,199,049)    (29,010,853)    (3,233,636)
                                  -------------   ------------    ------------    ------------    ------------    -----------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment income
    (Class Y)...................            --              --              --              --              --             --
  From net investment income
    (Class N)...................            --              --              --              --              --             --
  From net investment income
    (Class B)...................            --              --              --              --              --             --
  From net investment income
    (Class II)..................            --              --              --              --              --             --
  From net realized gain on
    investments (Class Y).......            --     (18,015,000)             --      (2,341,835)             --     (1,557,637)
  From net realized gain on
    investments (Class N).......            --              --              --          (3,165)             --         (2,363)
  From net realized gain on
    investments (Class B).......            --              --              --              --              --             --
  From net realized gain on
    investments (Class II)......            --              --              --              --              --             --
                                  -------------   ------------    ------------    ------------    ------------    -----------
Total dividends and
  distributions to
  shareholders..................            --     (18,015,000)             --      (2,345,000)             --     (1,560,000)
                                  -------------   ------------    ------------    ------------    ------------    -----------
Net increase in net assets
  resulting from capital share
  transactions (Note 5).........     3,263,090     152,296,159      56,053,148      34,430,733      79,413,708      4,223,475
                                  -------------   ------------    ------------    ------------    ------------    -----------
Total increase (decrease) in net
  assets........................  (110,156,242)    128,580,401       5,970,015      24,886,684      50,402,855       (570,161)
NET ASSETS:
Beginning of period.............   309,745,578     181,165,177     107,930,909      83,044,225      64,592,583     65,162,744
                                  -------------   ------------    ------------    ------------    ------------    -----------
End of period (including
  undistributed net investment
  income for November 30, 2002
  and November 30, 2001 of $0,
  $0, $0, $0, $0, $0,
  respectively).................  $199,589,336    $309,745,578    $113,900,924    $107,930,909    $114,995,438    $64,592,583
                                  =============   ============    ============    ============    ============    ===========

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS

Financial Highlights                                           November 30, 2002

                              SMALL CAP PORTFOLIO

                                              NET
                                             GAIN
                                           (LOSS) ON
                                            INVEST-                                                     NET
                      NET         NET        MENTS       TOTAL      DIVIDENDS   DISTRI-                ASSET
                     ASSET      INVEST-    (REALIZED      FROM      FROM NET    BUTIONS               VALUE,
                    VALUE,       MENT         AND       INVEST-      INVEST-      FROM      TOTAL       END
     PERIOD        BEGINNING    INCOME      UNREAL-       MENT        MENT      REALIZED   DISTRI-      OF        TOTAL
      ENDED        OF PERIOD   (LOSS)(1)     IZED)     OPERATIONS    INCOME      GAINS     BUTIONS    PERIOD    RETURN(2)
-----------------  ---------   ---------   ---------   ----------   ---------   --------   --------   -------   ---------
                                                         CLASS Y
11/30/1998.......   $13.49      $(0.11)     $ 0.79       $ 0.68        $--       $(0.10)    $(0.10)   $14.07       5.06%
11/30/1999.......    14.07       (0.13)       4.60         4.47         --           --         --     18.54      31.77
11/30/2000.......    18.54       (0.09)       2.75         2.66         --        (1.94)     (1.94)    19.26      13.36
11/30/2001.......    19.26       (0.08)      (0.97)       (1.05)        --        (0.62)     (0.62)    17.59      (5.97)
11/30/2002.......    17.59       (0.12)      (4.20)       (4.32)        --           --         --     13.27     (24.56)
                                                       CLASS N(6)
9/8/99 -
 11/30/99(3).....   $16.90      $(0.05)     $ 1.65       $ 1.60        $--       $   --     $   --    $18.50       9.47%
11/30/2000.......    18.50       (0.23)       2.76         2.53         --        (1.94)     (1.94)    19.09      12.68
11/30/2001.......    19.09       (0.20)      (0.94)       (1.14)        --        (0.62)     (0.62)    17.33      (6.51)
11/30/2002.......    17.33       (0.22)      (4.09)       (4.31)        --           --         --     13.02     (24.87)
                                                         CLASS B
9/8/99 -
 11/30/99(3).....   $16.90      $(0.09)     $ 1.68       $ 1.59        $--       $   --     $   --    $18.49       9.41%
11/30/2000.......    18.49       (0.37)       2.76         2.39         --        (1.94)     (1.94)    18.94      11.92
11/30/2001.......    18.94       (0.30)      (0.93)       (1.23)        --        (0.62)     (0.62)    17.09      (7.05)
11/30/2002.......    17.09       (0.31)      (4.03)       (4.34)        --           --         --     12.75     (25.39)
                                                        CLASS II
9/8/99 -
 11/30/99(3).....   $16.90      $(0.08)     $ 1.68       $ 1.60        $--       $   --     $   --    $18.50       9.47%
11/30/2000.......    18.50       (0.36)       2.74         2.38         --        (1.94)     (1.94)    18.94      11.86
11/30/2001.......    18.94       (0.30)      (0.94)       (1.24)        --        (0.62)     (0.62)    17.08      (7.10)
11/30/2002.......    17.08       (0.41)      (3.93)       (4.34)        --           --         --     12.74     (25.41)


                                RATIO
                               OF NET       RATIO
                     NET      EXPENSES      OF NET
                    ASSETS       TO       INVESTMENT
                    END OF     AVERAGE    INCOME TO
     PERIOD         PERIOD       NET       AVERAGE     PORTFOLIO
      ENDED        (000'S)    ASSETS(5)   NET ASSETS   TURNOVER
-----------------  --------   ---------   ----------   ---------
                                      CLASS Y
11/30/1998.......  $313,207     1.21%       (0.71)%       104%
11/30/1999.......   627,978     1.08        (0.78)        105
11/30/2000.......   890,033     1.03        (0.40)        132
11/30/2001.......   852,689     1.05        (0.44)         75
11/30/2002.......   730,498     1.03        (0.75)        116
                                    CLASS N(6)
9/8/99 -
 11/30/99(3).....  $    394     1.65%(4)    (1.46)%(4)    105%
11/30/2000.......     2,706     1.65        (1.01)        132
11/30/2001.......    50,417     1.61        (1.05)         75
11/30/2002.......     7,177     1.63        (1.34)        116
                                      CLASS B
9/8/99 -
 11/30/99(3).....  $    562     2.30%(4)    (2.12)%(4)    105%
11/30/2000.......     1,917     2.30        (1.66)        132
11/30/2001.......     4,935     2.30        (1.72)         75
11/30/2002.......     3,478     2.26        (1.99)        116
                                     CLASS II
9/8/99 -
 11/30/99(3).....  $    397     2.30%(4)    (2.11)%(4)    105%
11/30/2000.......     1,454     2.30        (1.67)        132
11/30/2001.......     6,104     2.30        (1.73)         75
11/30/2002.......     4,033     2.27        (2.56)        116

------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                                    11/30/1998    11/30/1999    11/30/2000    11/30/2001    11/30/2002
                                                    ----------    ----------    ----------    ----------    ----------
Small Cap Portfolio Class Y.....................       1.21%         1.08%         1.03%         1.05%         1.03%
Small Cap Portfolio Class N.....................         --          1.79(4)       2.80          1.71          1.64
Small Cap Portfolio Class B.....................         --          2.44(4)       4.13          2.83          2.38
Small Cap Portfolio Class II....................         --          2.44(4)       4.89          2.83          2.36

(6) Formerly Class A shares

                                               See Notes to Financial Statements
 36

BRAZOS MUTUAL FUNDS

Financial Highlights - (continued)                             November 30, 2002

                        REAL ESTATE SECURITIES PORTFOLIO

                                              NET
                                             GAIN
                                           (LOSS) ON
                                            INVEST-                                                   NET
                      NET         NET        MENTS       TOTAL      DIVIDENDS   DISTRI-              ASSET                  NET
                     ASSET      INVEST-    (REALIZED      FROM      FROM NET    BUTIONS              VALUE,                ASSETS
                    VALUE,       MENT         AND       INVEST-      INVEST-      FROM      TOTAL     END                  END OF
     PERIOD        BEGINNING    INCOME      UNREAL-       MENT        MENT      REALIZED   DISTRI-     OF       TOTAL      PERIOD
      ENDED        OF PERIOD   (LOSS)(1)     IZED)     OPERATIONS    INCOME      GAINS     BUTIONS   PERIOD   RETURN(2)   (000'S)
-----------------  ---------   ---------   ---------   ----------   ---------   --------   -------   ------   ---------   --------
                                                             CLASS Y
11/30/1998.......   $11.24       $0.44      $(1.90)      $(1.46)     $(0.43)     $(0.14)   $(0.57)   $9.21     (13.64)%   $ 84,789
11/30/1999.......     9.21        0.47       (1.17)       (0.70)      (0.44)         --     (0.44)    8.07      (7.86)     128,997
11/30/2000.......     8.07        0.45        1.19         1.64       (0.39)         --     (0.39)    9.32      20.64      193,824
11/30/2001.......     9.32        0.39        1.06         1.45       (0.45)         --     (0.45)   10.32      15.81      178,250
11/30/2002.......    10.32        0.40        0.23         0.63       (0.42)         --     (0.42)   10.53       6.00      154,956
                                                            CLASS N(6)
9/8/99 -
 11/30/99(3).....   $ 8.80       $0.12      $(0.74)      $(0.62)     $(0.12)     $   --    $(0.12)   $8.06      (7.06)%   $    143
11/30/2000.......     8.06        0.41        1.17         1.58       (0.33)         --     (0.33)    9.31      19.81          537
11/30/2001.......     9.31        0.37        1.02         1.39       (0.40)         --     (0.40)   10.30      15.18        2,213
11/30/2002.......    10.30        0.34        0.26         0.60       (0.36)         --     (0.36)   10.54       5.77        3,432
                                                             CLASS B
9/8/99 -
 11/30/99(3).....   $ 8.80       $0.10      $(0.73)      $(0.63)     $(0.12)     $   --    $(0.12)   $8.05      (7.20)%   $    162
11/30/2000.......     8.05        0.35        1.17         1.52       (0.28)         --     (0.28)    9.29      19.14          738
11/30/2001.......     9.29        0.29        1.04         1.33       (0.33)         --     (0.33)   10.29      14.52        2,339
11/30/2002.......    10.29        0.27        0.25         0.52       (0.29)         --     (0.29)   10.52       4.99        3,255
                                                             CLASS II
9/8/99 -
 11/30/99(3).....   $ 8.80       $0.11      $(0.74)      $(0.63)     $(0.12)     $   --    $(0.12)   $8.05      (7.20)%   $    143
11/30/2000.......     8.05        0.34        1.18         1.52       (0.28)         --     (0.28)    9.29      19.14        1,016
11/30/2001.......     9.29        0.27        1.06         1.33       (0.33)         --     (0.33)   10.29      14.52        2,441
11/30/2002.......    10.29        0.27        0.25         0.52       (0.29)         --     (0.29)   10.52       4.99        2,810


                     RATIO
                    OF NET       RATIO
                   EXPENSES      OF NET
                      TO       INVESTMENT
                    AVERAGE    INCOME TO
     PERIOD           NET       AVERAGE     PORTFOLIO
      ENDED        ASSETS(5)   NET ASSETS   TURNOVER
-----------------  ---------   ----------   ---------
                                CLASS Y
11/30/1998.......    1.25%(4)     4.19%(4)     157%
11/30/1999.......    1.19         5.23         100
11/30/2000.......    1.10         4.99          66
11/30/2001.......    1.12         4.27          67
11/30/2002.......    1.11         3.78          71
                               CLASS N(6)
9/8/99 -
 11/30/99(3).....    1.65%(4)     6.13%(4)     100%
11/30/2000.......    1.65         4.29          66
11/30/2001.......    1.65         3.66          67
11/30/2002.......    1.64         3.14          71
                                CLASS B
9/8/99 -
 11/30/99(3).....    2.30%(4)     5.48%(4)     100%
11/30/2000.......    2.30         3.90          66
11/30/2001.......    2.30         2.96          67
11/30/2002.......    2.30         2.49          71
                                CLASS II
9/8/99 -
 11/30/99(3).....    2.30%(4)     5.61%(4)     100%
11/30/2000.......    2.30         3.76          66
11/30/2001.......    2.30         2.95          67
11/30/2002.......    2.30         2.44          71

------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                                    11/30/1998    11/30/1999    11/30/2000    11/30/2001    11/30/2002
                                                    ----------    ----------    ----------    ----------    ----------
Real Estate Securities Portfolio Class Y........       1.31%         1.19%         1.10%         1.12%         1.11%
Real Estate Securities Portfolio Class N........         --          1.83(4)       5.07          2.80          1.84
Real Estate Securities Portfolio Class B........         --          2.48(4)       7.15          3.56          2.49
Real Estate Securities Portfolio Class II.......         --          2.48(4)       8.79          3.27          2.47

(6) Formerly Class A shares

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS

Financial Highlights - (continued)                             November 30, 2002

                              MICRO CAP PORTFOLIO

                                              NET
                                             GAIN
                                           (LOSS) ON
                                            INVEST-                                                     NET
                      NET         NET        MENTS       TOTAL      DIVIDENDS   DISTRI-                ASSET
                     ASSET      INVEST-    (REALIZED      FROM      FROM NET    BUTIONS               VALUE,
                    VALUE,       MENT         AND       INVEST-      INVEST-      FROM      TOTAL       END
     PERIOD        BEGINNING    INCOME      UNREAL-       MENT        MENT      REALIZED   DISTRI-      OF         TOTAL
      ENDED        OF PERIOD   (LOSS)(1)     IZED)     OPERATIONS    INCOME      GAINS     BUTIONS    PERIOD     RETURN(2)
-----------------  ---------   ---------   ---------   ----------   ---------   --------   -------   ---------   ---------
                                                         CLASS Y
12/31/1997
 11/30/98(3).....   $10.00      $(0.05)     $ 2.08       $ 2.03        $--       $   --    $   --     $12.03       20.30%
11/30/1999.......    12.03       (0.14)       7.91         7.77         --        (1.47)    (1.47)     18.33       65.67
11/30/2000.......    18.33       (0.18)       6.83         6.65         --        (5.51)    (5.51)     19.47       34.65
11/30/2001.......    19.47       (0.16)       0.62         0.46         --        (2.00)    (2.00)     17.93        1.86
11/30/2002.......    17.93       (0.20)      (5.62)       (5.82)        --           --        --      12.11      (32.46)
                                                        CLASS N(6)
5/1/01 -
 11/30/01(3).....   $19.51      $(0.15)     $(1.48)      $(1.63)       $--       $   --    $   --     $17.88       (8.35)%
11/30/2002.......   $17.88       (0.28)      (5.53)       (5.81)        --           --        --      12.07      (32.49)
                                                         CLASS B
5/1/01 -
 11/30/01(3).....   $19.51      $(0.22)     $(1.48)      $(1.70)       $--       $   --    $   --     $17.81       (8.71)%
11/30/2002.......   $17.81       (0.38)      (5.50)       (5.88)        --           --        --      11.93      (33.02)
                                                         CLASS II
5/1/01 -
 11/30/01(3).....   $19.51      $(0.21)     $(1.49)      $(1.70)       $--       $   --    $   --     $17.81       (8.71)%
11/30/2002.......   $17.81       (0.38)      (5.50)       (5.88)        --           --        --      11.93      (33.02)


                                RATIO
                               OF NET       RATIO
                     NET      EXPENSES      OF NET
                    ASSETS       TO       INVESTMENT
                    END OF     AVERAGE    INCOME TO
     PERIOD         PERIOD       NET       AVERAGE     PORTFOLIO
      ENDED        (000'S)    ASSETS(5)   NET ASSETS   TURNOVER
-----------------  --------   ---------   ----------   ---------
                                      CLASS Y
12/31/1997
 11/30/98(3).....  $ 47,774     1.60%(4)    (0.46)%(4)    121%
11/30/1999.......   121,914     1.54        (0.95)        150
11/30/2000.......   181,165     1.46        (0.77)        159
11/30/2001.......   259,632     1.42        (0.92)         71
11/30/2002.......   181,603     1.42        (1.23)        134
                                    CLASS N(6)
5/1/01 -
 11/30/01(3).....  $ 22,357     1.90%(4)    (1.52)%(4)     71%
11/30/2002.......     8,373     1.90        (1.71)        134
                                      CLASS B
5/1/01 -
 11/30/01(3).....  $ 12,609     2.55%(4)    (2.17)%(4)     71%
11/30/2002.......     4,465     2.55        (2.36)        134
                                     CLASS II
5/1/01 -
 11/30/01(3).....  $ 15,147     2.55%(4)    (2.17)%(4)     71%
11/30/2002.......     5,149     2.55        (2.36)        134

------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                                    11/30/1998    11/30/1999    11/30/2000    11/30/2001    11/30/2002
                                                    ----------    ----------    ----------    ----------    ----------
Micro Cap Portfolio Class Y.....................       1.90%(4)      1.54%         1.46%         1.42%         1.42%
Micro Cap Portfolio Class N.....................         --            --            --          2.48(4)       2.14
Micro Cap Portfolio Class B.....................         --            --            --          3.28(4)       2.75
Micro Cap Portfolio Class II....................         --            --            --          3.16(4)       2.75

(6) Formerly Class A shares

                                               See Notes to Financial Statements
 38

BRAZOS MUTUAL FUNDS

Financial Highlights - (continued)                             November 30, 2002

                              MULTI CAP PORTFOLIO

                                              NET
                                             GAIN
                                           (LOSS) ON
                                            INVEST-                                                    NET
                      NET         NET        MENTS       TOTAL      DIVIDENDS   DISTRI-               ASSET
                     ASSET      INVEST-    (REALIZED      FROM      FROM NET    BUTIONS               VALUE,
                    VALUE,       MENT         AND       INVEST-      INVEST-      FROM      TOTAL      END
     PERIOD        BEGINNING    INCOME      UNREAL-       MENT        MENT      REALIZED   DISTRI-      OF        TOTAL
      ENDED        OF PERIOD   (LOSS)(1)     IZED)     OPERATIONS    INCOME      GAINS     BUTIONS    PERIOD    RETURN(2)
-----------------  ---------   ---------   ---------   ----------   ---------   --------   -------   --------   ---------
                                                         CLASS Y
12/31/98 -
 11/30/99(3).....   $10.00      $(0.05)     $ 6.96       $ 6.91        $--       $(2.13)   $(2.13)    $14.78      72.39%
11/30/2000.......    14.78       (0.13)       5.53         5.40         --        (3.22)    (3.22)     16.96      37.02
11/30/2001.......    16.96       (0.06)      (0.95)       (1.01)        --        (0.49)    (0.49)     15.46      (6.41)
11/30/2002.......    15.46       (0.07)      (4.39)       (4.46)        --           --        --      11.00     (28.85)
                                                       CLASS N(6)
3/31/00 -
 11/30/00(3).....   $18.92      $(0.15)     $ 0.43       $ 0.28        $--       $(2.30)   $(2.30)    $16.90       0.69%
11/30/2001.......    16.90       (0.12)      (0.94)       (1.06)        --        (0.49)    (0.49)     15.35      (6.74)
11/30/2002.......    15.35       (0.14)      (4.34)       (4.48)        --           --        --      10.87     (29.19)
                                                         CLASS B
5/1/01 -
 11/30/01(3).....   $16.82      $(0.11)     $(1.43)      $(1.54)       $--       $   --    $   --     $15.28      (9.16)%
11/30/2002.......    15.28       (0.23)      (4.29)       (4.52)        --           --        --      10.76     (29.58)
                                                        CLASS II
5/1/01 -
 11/30/01(3).....   $16.82      $(0.11)     $(1.43)      $(1.54)       $--       $   --    $   --     $15.28      (9.16)%
11/30/2002.......    15.28       (0.23)      (4.28)       (4.51)        --           --        --      10.77     (29.52)


                                RATIO
                               OF NET       RATIO
                     NET      EXPENSES      OF NET
                    ASSETS       TO       INVESTMENT
                    END OF     AVERAGE    INCOME TO
     PERIOD         PERIOD       NET       AVERAGE     PORTFOLIO
      ENDED        (000'S)    ASSETS(5)   NET ASSETS   TURNOVER
-----------------  --------   ---------   ----------   ---------
                                      CLASS Y
12/31/98 -
 11/30/99(3).....  $ 35,944     1.35%(4)    (0.42)%(4)    154%
11/30/2000.......    82,936     1.27        (0.71)        187
11/30/2001.......    61,991     1.12        (0.36)        122
11/30/2002.......    71,316     1.04        (0.50)        158
                                    CLASS N(6)
3/31/00 -
 11/30/00(3).....  $    108     1.70%(4)    (1.09)%(4)    187%
11/30/2001.......    32,571     1.52        (0.73)        122
11/30/2002.......    32,270     1.54        (1.01)        158
                                      CLASS B
5/1/01 -
 11/30/01(3).....  $  6,396     2.19%(4)    (1.40)%(4)    122%
11/30/2002.......     5,589     2.19        (1.66)        158
                                     CLASS II
5/1/01 -
 11/30/01(3).....  $  6,974     2.19%(4)    (1.41)%(4)    122%
11/30/2002.......     4,725     2.19        (1.66)        158

------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                                               11/30/1999    11/30/2000    11/30/2001    11/30/2002
                                                               ----------    ----------    ----------    ----------
Multi Cap Portfolio Class Y................................       1.65%(4)      1.27%         1.12%         1.04%
Multi Cap Portfolio Class N................................         --         26.55(4)       1.68          1.57
Multi Cap Portfolio Class B................................         --            --          4.00(4)       2.37
Multi Cap Portfolio Class II...............................         --            --          3.90(4)       2.36

(6) Formerly Class A shares

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS

Financial Highlights - (continued)                             November 30, 2002

                               MID CAP PORTFOLIO

                                             NET
                                            GAIN
                                          (LOSS) ON
                                           INVEST-                                                     NET                    NET
                     NET         NET        MENTS       TOTAL      DIVIDENDS   DISTRI-                ASSET                 ASSETS
                    ASSET      INVEST-    (REALIZED      FROM      FROM NET    BUTIONS                VALUE,                  END
                   VALUE,       MENT         AND       INVEST-      INVEST-      FROM      TOTAL       END                    OF
     PERIOD       BEGINNING    INCOME      UNREAL-       MENT        MENT      REALIZED   DISTRI-       OF        TOTAL     PERIOD
     ENDED        OF PERIOD   (LOSS)(1)     IZED)     OPERATIONS    INCOME      GAINS     BUTIONS     PERIOD    RETURN(2)   (000'S)
----------------  ---------   ---------   ---------   ----------   ---------   --------   -------    --------   ---------   -------
                                                              CLASS Y
12/31/99 -
 11/30/00(3)....   $10.00      $(0.08)     $ 2.02       $ 1.94        $--       $(0.48)   $(0.48)     $11.46      18.93%    $65,055
11/30/2001......    11.46       (0.07)      (0.41)       (0.48)        --        (0.25)    (0.25)      10.73      (4.52)     61,317
11/30/2002......    10.73       (0.07)      (2.10)       (2.17)        --           --        --        8.56     (20.22)     88,196
                                                          CLASS N(6),(7)
3/31/00 -
 11/30/00(3)....   $12.00      $(0.11)     $ 0.02       $(0.09)       $--       $(0.48)   $(0.48)     $11.43      (1.15)%   $   108
11/30/2001......    11.43       (0.13)      (0.38)       (0.51)        --        (0.25)    (0.25)      10.67      (4.80)      1,093
11/30/2002......    10.67       (0.12)      (2.10)       (2.22)        --           --        --        8.45     (20.81)     26,799


                    RATIO
                   OF NET       RATIO
                  EXPENSES      OF NET
                     TO       INVESTMENT
                   AVERAGE    INCOME TO
     PERIOD          NET       AVERAGE     PORTFOLIO
     ENDED        ASSETS(5)   NET ASSETS   TURNOVER
----------------  ---------   ----------   ---------
                               CLASS Y
12/31/99 -
 11/30/00(3)....    1.32%(4)    (0.65)%(4)    137%
11/30/2001......    1.18        (0.66)        113
11/30/2002......    1.04        (0.75)        108
                            CLASS N(6),(7)
3/31/00 -
 11/30/00(3)....    1.70%(4)    (1.15)%(4)    137%
11/30/2001......    1.54        (1.07)        113
11/30/2002......    1.52        (1.22)        108

------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                                                11/30/2000    11/30/2001    11/30/2002
                                                                ----------    ----------    ----------
Mid Cap Portfolio Class Y...................................       1.35%(4)      1.21%         1.04%
Mid Cap Portfolio Class N...................................      27.75(4)       3.46          1.55

(6) Formerly Class A shares
(7) Effective November 25, 2002, Class B & II shares were converted into Class N shares.

                                               See Notes to Financial Statements
 40

BRAZOS MUTUAL FUNDS

Notes to Financial Statements                                  November 30, 2002

1. DESCRIPTION OF THE FUND. Brazos Mutual Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company established as a Delaware business (now referred to as "statutory") trust. The Declaration of Trust, dated October 28, 1996 (amended and restated November 12, 2002), permits the Trustees to establish separate series or "Portfolios," each of which may issue separate classes of shares. The authorized shares of beneficial interest of the Fund are currently divided into five Portfolios, the BRAZOS Small Cap Portfolio ("Small Cap Portfolio"), the BRAZOS Real Estate Securities Portfolio ("Real Estate Securities Portfolio"), the BRAZOS Micro Cap Portfolio ("Micro Cap Portfolio"), the BRAZOS Multi Cap Portfolio ("Multi Cap Portfolio") and the BRAZOS Mid Cap Portfolio ("Mid Cap Portfolio") (each, a "Portfolio" and collectively, the "Portfolios"). The investment objective and principal strategy for each Portfolio is as follows:

SMALL CAP PORTFOLIO seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small capitalization companies.

REAL ESTATE SECURITIES PORTFOLIO seeks to provide a balance of income and appreciation, consistent with reasonable risk to principal, by investing primarily in equity securities of companies which are principally engaged in the real estate industry.

MICRO CAP PORTFOLIO seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in micro capitalization companies.

MULTI CAP PORTFOLIO seeks to provide maximum capital growth, consistent with reasonable risk to principal, by investing primarily in equity securities.

MID CAP PORTFOLIO seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in mid capitalization companies.

The Portfolios each have four classes of shares, with the exception of the Mid Cap Portfolio, which only offers Class N (formerly Class A) and Class Y shares. The cost structure for each class is as follows:

Class N (formerly
Class A) shares -    Offered at net asset value per share. Prior to November 25,
                     2002, the former Class A shares were offered at net asset value per share plus an initial sales charge and/or a contingent deferred sales charge ("CDSC"). This initial sales charge does not apply to new sales of Class N shares on or after November 25, 2002. Certain Class N shares originally purchased as Class A shares, or Class B or Class
                     II shares of the Mid Cap Portfolio, may still be subject to a CDSC.

Class B shares -     Offered at net asset value per share without an initial
                     sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class N shares on the first business day of the month after eight years from the issuance of such shares and at such time will be subject

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2002

                     to the lower distribution fee applicable to Class N shares. Effective August 20, 2002, Class B shares of the Small Cap Portfolio, Real Estate Securities Portfolio, Micro Cap Portfolio and the Multi Cap Portfolio were closed to all new purchases except through dividend reinvestment.

Class II shares -    Offered at net asset value per share plus an initial sales charge. Certain redemptions made within the first 18 months of the date of purchase are subject to a contingent deferred sales charge. Effective August 20, 2002, Class II shares of the Small Cap Portfolio, Real Estate Securities
                     Portfolio, Micro Cap Portfolio and the Multi Cap Portfolio were closed to all new purchases except through dividend reinvestment.

Class Y shares -     Offered at net asset value per share exclusively for
                     institutional investors.

Each share of a particular class within each portfolio bears the same voting, dividend, liquidation and other rights and conditions. Class N, Class B and Class II shares each make distribution and account maintenance and service fee payments under distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act, except that Class B and Class II shares are subject to higher distribution fee rates.

Effective November 25, 2002, all outstanding Class A shares were redesignated as "Class N" shares and the front-end and contingent deferred sales loads were eliminated for all new sales of Class N shares.

Effective November 25, 2002, all outstanding Class B and Class II shares of the Mid Cap Portfolio were redesignated as "Class N" shares and the contingent deferred sales loads were eliminated for all new sales of Class N shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

Security Valuation. Each Portfolio's securities, except short-term investments with remaining maturities of 60 days or less, use the last quoted trading price as market value. For listed securities, the Portfolios use the same price quoted by the exchange on which the security is primarily traded. Unlisted securities and listed securities, including REITs, which have not been traded on the valuation date or for which market quotations are not readily available are valued at the average between the last price asked and the last price bid. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under procedures adopted by the Board of Trustees.

Repurchase Agreements. The Portfolios may invest in one or more repurchase agreements. The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the purchase price. For repurchase agreements
 42

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2002

maturing in more than one year, the collateral must equal at least 102% of the purchase price. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Federal Income Taxes. Each Portfolio is treated as a separate entity and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

The Portfolios may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Portfolios intend to distribute their net investment income and capital gains as necessary to avoid this excise tax.

Investment Income and Expenses. Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Portfolios based upon their relative net asset values or other appropriate allocation methods.

Distributions to Shareholders. Each Portfolio will distribute annually to shareholders substantially all of its net investment income, except for the Real Estate Securities Portfolio, which will pay quarterly. Capital gain distributions, if any, will be paid at least annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The Real Estate Securities Portfolio receives a majority of its dividend income from REITs. For tax purposes, a portion of these dividends may consist of capital gains and returns of capital. Accordingly, the Portfolio's distributions to shareholders may include a portion that may be return of capital received from the REITs, as well as a return of capital attributed to distribution of other income for financial reporting purposes. Distributions determined to be returns of capital are not subject to current taxation and, for tax purposes are charged to paid in capital.

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2002

For the year ended November 30, 2002, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses and, specific to the Real Estate Securities Portfolio, an in-kind redemption.

                                                         Accumulated      Accumulated
                                                        Undistributed    Undistributed
                                                        Net Realized     Net Investment      Paid In
                                                          Gain/Loss       Income/Loss        Capital
                                                        -------------    --------------    -----------
Small Cap Portfolio.................................              --      $ 6,864,238      $(6,864,238)
Real Estate Securities Portfolio....................     $(3,271,449)        (534,310)       3,805,759
Micro Cap Portfolio.................................              --        3,990,485       (3,990,485)
Multi Cap Portfolio.................................              --        1,080,863       (1,080,863)
Mid Cap Portfolio...................................              --          860,244         (860,244)

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis. Each Portfolio uses the specific identification method for determining realized gain and loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

3. INVESTMENT SECURITIES. The aggregate purchases and sales of long-term securities for the year ended November 30, 2002 were as follows:

                                                           Purchases          Sales
                                                         --------------    ------------
Small Cap Portfolio..................................    $1,013,915,772    $934,091,385
Real Estate Securities Portfolio.....................       120,040,572     139,481,126
Micro Cap Portfolio..................................       351,651,691     358,814,301
Multi Cap Portfolio..................................       242,321,341     195,020,031
Mid Cap Portfolio....................................       163,310,214      93,673,044

4. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund, on behalf of each Portfolio, employs John McStay Investment Counsel (the "Adviser"), an investment counseling firm founded in 1983, to furnish investment advisory and other services to the Fund. On April 19, 1999 the Adviser became an indirect majority owned subsidiary of the American International Group. Under Investment Advisory Agreements with the Fund, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2002

Trustees. For its services under the Advisory Agreements, the Portfolios pay the Adviser a monthly fee at the annual rate of 0.90%, 0.90%, 1.20%, 0.75% and 0.75% of the average daily net assets of the Small Cap Portfolio, Real Estate Securities Portfolio, Micro Cap Portfolio, Multi Cap Portfolio and Mid Cap Portfolio, respectively.

For the year ended November 30, 2002, the Adviser reimbursed certain operating expenses on the Small Cap Portfolio, Real Estate Securities Portfolio, Micro Cap Portfolio, Multi Cap Portfolio and Mid Cap Portfolio in the amounts of $15,708, $20,720, $90,885, $42,815 and $26,432, respectively. As a result of a marketing agreement between the Adviser and its affiliates relating to the Trust, a portion of the reimbursements due to the Portfolios may be paid by affiliates of the Adviser.

Effective October 1, 2002 the Fund, on behalf of each Portfolio, entered into an Administration Agreement with U.S. Bancorp Fund Services, LLC ("USBFS"). The administrator prior to October 1, 2002 was SunAmerica Asset Management Corp. ("SAAMCo"), an indirect wholly owned subsidiary of American International Group and an affiliate of the Adviser. USBFS receives an annual fee based upon average daily net assets of each Portfolio as follows:

     .08% on the first $200 million
     .07% on the next $500 million
     .05% on the balance
     Minimum annual fee: $35,000 per Portfolio
     Multiple class administration: $12,000 per year per class for B&II

For the period December 1, 2001 to September 30, 2002, SAAMCo received an annual fee based upon average daily net assets of each Portfolio as follows:

     .07% on the first $200 million
     .06% on the next $500 million
     .04% on the balance
     Minimum annual fee: $35,000/first Portfolio; $25,000/Portfolio for the next three Portfolios; $20,000/Portfolio for any additional Portfolios.

Accordingly, for the period December 1, 2001 to September 30, 2002, SAAMCo received fees of $431,871, $103,230, $171,806, $79,016 and $55,170 from the
Small Cap Portfolio, Real Estate Securities Portfolio, Micro Cap Portfolio, Multi Cap Portfolio and Mid Cap Portfolio, respectively. For the period October 1, 2002 to November 30, 2002, USBFS received fees of $91,649, $25,553, $31,919,
$19,755 and $19,393 from the Small Cap Portfolio, Real Estate Securities Portfolio, Micro Cap Portfolio, Multi Cap Portfolio and Mid Cap Portfolio, respectively, for administration services.

Effective November 25, 2002, the Fund, on behalf of each Portfolio, entered into a Distribution Agreement with Quasar Distributors, LLC ("Quasar"), an affiliate of the Administrator. Prior to November 25, 2002, SunAmerica Capital Services, Inc. ("SACS", an affiliate of SAAMCo and the Adviser) was the distributor for the Fund. A Distribution Plan for each class of shares of a Portfolio has been adopted in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2002

permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of Class N, Class B and Class II have adopted Distribution Plans hereinafter referred to as the "Class N Plan", "Class B Plan", and "Class II Plan". In adopting the Distribution Plans, the Trustees determined that there was a reasonable likelihood that each Plan would benefit the Portfolio and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class N Plan, Class B Plan, and Class II Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the year ended November 30, 2002, SACS received fees of $218,816, $83,909, $283,964, $311,380 and $93,836 from the Small Cap Portfolio, Real Estate Securities Portfolio, Micro Cap Portfolio, Multi Cap Portfolio & Mid Cap Portfolio, respectively.

SACS received sales charges on each Portfolio's Class N and Class II shares, portions of which may be reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also received the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class B and Class II shares. SACS has advised the Fund that for the period ended November 25, 2002 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                          Class N (formerly Class A)                Class B
                                                 --------------------------------------------    -------------
                                                                                                  Contingent
                                                  Sales        Affiliated      Non-affiliated      Deferred
                                                 Charges     Broker-dealers    Broker-dealers    Sales Charges
                                                 --------    --------------    --------------    -------------
Small Cap Portfolio..........................    $ 94,667       $27,931           $44,907           $13,129
Real Estate Securities Portfolio.............      73,821        46,501            14,134            20,039
Micro Cap Portfolio..........................      36,451        12,370            11,821            61,604
Multi Cap Portfolio..........................     133,888        71,225            59,858            29,520
Mid Cap Portfolio............................      17,894        10,717             3,324             4,862

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2002

                                                                      Class II                        Class II
                                                     -------------------------------------------    -------------
                                                                                                     Contingent
                                                      Sales       Affiliated      Non-affiliated      Deferred
                                                     Charges    Broker-dealers    Broker-dealers    Sales Charges
                                                     -------    --------------    --------------    -------------
Small Cap Portfolio..............................    $29,860       $ 4,716           $25,144           $ 5,151
Real Estate Securities Portfolio.................     17,308         9,644             7,664            12,714
Micro Cap Portfolio..............................      8,702         2,524             6,178            15,246
Multi Cap Portfolio..............................     52,708        19,682            33,026            15,300
Mid Cap Portfolio................................     10,012         3,986             6,026             1,003

Effective November 25, 2002, the Fund, on behalf of each Portfolio, entered into a Transfer Agent Servicing Agreement with USBFS. Prior to November 25, 2002, the Fund had a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS", an affiliate of SAAMCo and the Adviser). The Service Agreement permitted the Portfolios to compensate SAFS for services rendered based upon the following rates:

     Class N, Class B, Class II -- 0.22% of average daily net assets.

     Class Y -- transaction fee based, minimum annual fee of $25,000 for the first Portfolio, $10,000 for each additional Portfolio. Any transaction fees earned were remitted to State Street Bank & Trust Co.

For the period from December 1, 2001 through November 25, 2002, the Portfolios incurred the following expenses which are included in transfer agent expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                                           Payable at
                                                          Expense                      November 30, 2002
                                               ------------------------------    ------------------------------
                                               Class N    Class B    Class II    Class N    Class B    Class II
                                               -------    -------    --------    -------    -------    --------
Small Cap Portfolio........................    $56,829    $11,899    $16,390     $1,161      $611        $733
Real Estate Securities Portfolio...........      8,147      7,692      7,940        621       538         478
Micro Cap Portfolio........................     39,821     22,503     26,098      1,469       833         943
Multi Cap Portfolio........................     85,235     19,325     19,404      4,983       996         839
Mid Cap Portfolio..........................     39,475      3,526      3,342      3,732       209         166

Pembrook Securities, Inc. ("Pembrook"), an affiliated brokerage firm of the Adviser, affected purchases and sales of securities for the Portfolios. Effective November 30, 2002, Pembrook ceased operations as a registered broker-dealer. Brokerage commissions paid to Pembrook by the Small Cap Portfolio, Real Estate Securities Portfolio, Micro Cap Portfolio, Multi Cap Portfolio and Mid Cap Portfolio for the period from December 1, 2001 to November 30, 2002 totaled $174,870, $49,675, $20,548, $224,900 and $69,925, respectively.

On March 6, 2002, the Real Estate Securities Portfolio made an in-kind redemption to one of its shareholders. The total value of the redemption was $18,965,754, of which amount $1,250,589 was distributed in cash and $17,715,165 was transacted via an in-kind redemption of investment securities. For tax purposes, this was a tax free exchange transaction. For accounting purposes, the total realized gain or loss on the securities redeemed in-kind was $3,848,300 and is reflected in the Statement of Operations as net realized gain (loss) on investments. The amount of shares of each

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2002

investment security was determined on a pro-rata basis and the securities were valued in the same manner as used for computing the Portfolio's net asset value.

5. FUND SHARES. At November 30, 2002, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each Portfolio.

                                                       Small Cap Portfolio
                       ------------------------------------------------------------------------------------
                                               Class Y                                     Class N
                       --------------------------------------------------------   -------------------------
                                 For the                      For the                      For the
                               year ended                    year ended                  year ended
                            November 30, 2002            November 30, 2001            November 30, 2002
                       ---------------------------   --------------------------   -------------------------
                         Shares         Amount         Shares        Amount         Shares        Amount
                       -----------   -------------   ----------   -------------   ----------   ------------
Shares sold..........   19,736,718   $ 322,231,310   10,672,610   $ 195,225,004    1,179,576   $ 19,625,603
Reinvested
 dividends...........           --              --    1,314,789      27,689,457           --             --
Shares redeemed......  (13,151,699)   (201,461,980)  (9,725,011)   (179,835,314)  (3,536,680)   (60,440,252)
                       -----------   -------------   ----------   -------------   ----------   ------------
Net increase.........    6,585,019   $ 120,769,330    2,262,388   $  43,079,147   (2,357,104)  $(40,814,649)
                       ===========   =============   ==========   =============   ==========   ============

                         Small Cap Portfolio
                       -----------------------
                               Class N
                       -----------------------
                               For the
                             year ended
                          November 30, 2001
                       -----------------------
                        Shares       Amount
                       ---------   -----------
Shares sold..........  3,031,133   $57,090,085
Reinvested
 dividends...........      7,989       166,564
Shares redeemed......   (272,378)   (5,063,885)
                       ---------   -----------
Net increase.........  2,766,744   $52,192,764
                       =========   ===========

                                                       Small Cap Portfolio
                       ------------------------------------------------------------------------------------
                                               Class B                                    Class II
                       --------------------------------------------------------   -------------------------
                                 For the                      For the                      For the
                               year ended                    year ended                  year ended
                            November 30, 2002            November 30, 2001            November 30, 2002
                       ---------------------------   --------------------------   -------------------------
                         Shares         Amount         Shares        Amount         Shares        Amount
                       -----------   -------------   ----------   -------------   ----------   ------------
Shares sold..........      126,634   $   2,162,659      206,433   $   3,731,414      252,228   $  4,367,503
Reinvested
 dividends...........           --              --        2,856          59,058           --             --
Shares redeemed......     (142,603)     (1,878,811)     (21,776)       (388,519)    (293,052)    (3,901,928)
                       -----------   -------------   ----------   -------------   ----------   ------------
Net increase.........      (15,969)  $     283,848      187,513   $   3,401,953      (40,824)  $    465,575
                       ===========   =============   ==========   =============   ==========   ============

                         Small Cap Portfolio
                       -----------------------
                              Class II
                       -----------------------
                               For the
                             year ended
                          November 30, 2001
                       -----------------------
                        Shares       Amount
                       ---------   -----------
Shares sold..........    292,461   $ 5,264,242
Reinvested
 dividends...........      2,333        48,233
Shares redeemed......    (14,077)     (244,224)
                       ---------   -----------
Net increase.........    280,717   $ 5,068,251
                       =========   ===========

                                   Real Estate Securities Portfolio
                       --------------------------------------------------------
                                               Class Y
                       --------------------------------------------------------
                                 For the                      For the
                               year ended                    year ended
                            November 30, 2002            November 30, 2001
                       ---------------------------   --------------------------
                         Shares         Amount         Shares        Amount
                       -----------   -------------   ----------   -------------
Shares sold..........    4,948,576   $  53,373,390    2,426,887   $  24,307,984
Reinvested
 dividends...........      477,164       5,168,712      661,221       6,586,131
Shares redeemed......   (6,271,647)    (66,729,380)  (6,619,338)    (65,382,066)
In-kind redemption
 (footnote 4)........   (1,719,470)    (18,965,754)          --              --
                       -----------   -------------   ----------   -------------
Net increase.........   (2,565,377)  $ (27,153,032)  (3,531,230)  $ (34,487,951)
                       ===========   =============   ==========   =============

                                Real Estate Securities Portfolio
                       ---------------------------------------------------
                                             Class N
                       ---------------------------------------------------
                                For the                    For the
                              year ended                 year ended
                           November 30, 2002          November 30, 2001
                       -------------------------   -----------------------
                         Shares        Amount       Shares       Amount
                       ----------   ------------   ---------   -----------
Shares sold..........     462,402   $  5,005,402     227,734   $ 2,307,763
Reinvested
 dividends...........       9,401        106,570       4,635        46,252
Shares redeemed......    (360,922)    (3,838,900)    (75,254)     (759,504)
In-kind redemption
 (footnote 4)........          --             --          --            --
                       ----------   ------------   ---------   -----------
Net increase.........     110,881   $  1,273,072     157,115   $ 1,594,511
                       ==========   ============   =========   ===========

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2002

                                   Real Estate Securities Portfolio
                       --------------------------------------------------------
                                               Class B
                       --------------------------------------------------------
                                 For the                      For the
                               year ended                    year ended
                            November 30, 2002            November 30, 2001
                       ---------------------------   --------------------------
                         Shares         Amount         Shares        Amount
                       -----------   -------------   ----------   -------------
Shares sold..........      347,519   $   3,841,332      184,793   $   1,852,159
Reinvested
 dividends...........        6,455          69,990        2,448          24,461
Shares redeemed......     (271,759)     (2,889,009)     (39,337)       (386,344)
                       -----------   -------------   ----------   -------------
Net increase.........       82,215   $   1,022,313      147,904   $   1,490,276
                       ===========   =============   ==========   =============

                                Real Estate Securities Portfolio
                       ---------------------------------------------------
                                            Class II
                       ---------------------------------------------------
                                For the                    For the
                              year ended                 year ended
                           November 30, 2002          November 30, 2001
                       -------------------------   -----------------------
                         Shares        Amount       Shares       Amount
                       ----------   ------------   ---------   -----------
Shares sold..........     362,279   $  3,984,402     165,175   $ 1,640,697
Reinvested
 dividends...........       7,875         85,401       4,832        48,204
Shares redeemed......    (340,142)    (3,610,348)    (42,127)     (424,390)
                       ----------   ------------   ---------   -----------
Net increase.........      30,012   $    459,455     127,880   $ 1,264,511
                       ==========   ============   =========   ===========

                                                       Micro Cap Portfolio
                       ------------------------------------------------------------------------------------
                                               Class Y                                     Class N
                       --------------------------------------------------------   -------------------------

                                 For the                      For the                      For the
                               year ended                    year ended                  year ended
                            November 30, 2002            November 30, 2001            November 30, 2002
                       ---------------------------   --------------------------   -------------------------
                         Shares         Amount         Shares        Amount         Shares        Amount
                       -----------   -------------   ----------   -------------   ----------   ------------
Shares sold..........    6,135,677   $ 103,832,228   10,061,477   $ 187,447,026      171,694   $  2,863,668
Reinvested
 dividends...........           --              --      920,990      17,369,873           --             --
Shares redeemed......   (5,620,297)    (83,256,660)  (5,805,160)   (108,256,796)    (728,164)   (10,276,155)
                       -----------   -------------   ----------   -------------   ----------   ------------
Net increase.........      515,380   $  20,575,568    5,177,307   $  96,560,103     (556,470)  $ (7,412,487)
                       ===========   =============   ==========   =============   ==========   ============

                         Micro Cap Portfolio
                       -----------------------
                               Class N
                       -----------------------
                           For the period
                            May 1, 2001*
                               through
                          November 30, 2001
                       -----------------------
                        Shares       Amount
                       ---------   -----------
Shares sold..........  1,365,129   $26,817,830
Reinvested
 dividends...........         --            --
Shares redeemed......   (114,708)   (2,069,710)
                       ---------   -----------
Net increase.........  1,250,421   $24,748,120
                       =========   ===========

                                                       Micro Cap Portfolio
                       ------------------------------------------------------------------------------------
                                               Class B                                    Class II
                       --------------------------------------------------------   -------------------------
                                                           For the period
                                 For the                    May 1, 2001*                   For the
                               year ended                     through                    year ended
                            November 30, 2002            November 30, 2001            November 30, 2002
                       ---------------------------   --------------------------   -------------------------
                         Shares         Amount         Shares        Amount         Shares        Amount
                       -----------   -------------   ----------   -------------   ----------   ------------
Shares sold..........       88,140   $   1,546,646      801,425   $  15,705,471      114,284   $  1,964,677
Reinvested
 dividends...........           --              --           --              --           --             --
Shares redeemed......     (421,943)     (5,824,476)     (93,396)     (1,578,488)    (533,244)    (7,586,838)
                       -----------   -------------   ----------   -------------   ----------   ------------
Net increase.........     (333,803)  $  (4,277,830)     708,029   $  14,126,983     (418,960)  $ (5,622,161)
                       ===========   =============   ==========   =============   ==========   ============

                         Micro Cap Portfolio
                       -----------------------
                              Class II
                       -----------------------
                           For the period
                            May 1, 2001*
                               through
                          November 30, 2001
                       -----------------------
                        Shares       Amount
                       ---------   -----------
Shares sold..........    974,168   $18,985,873
Reinvested
 dividends...........         --            --
Shares redeemed......   (123,683)   (2,124,920)
                       ---------   -----------
Net increase.........    850,485   $16,860,953
                       =========   ===========

*   Inception of the Class

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2002

                                                       Multi Cap Portfolio
                       ------------------------------------------------------------------------------------
                                               Class Y                                     Class N
                       --------------------------------------------------------   -------------------------
                                 For the                      For the                      For the
                               year ended                    year ended                  year ended
                            November 30, 2002            November 30, 2001            November 30, 2002
                       ---------------------------   --------------------------   -------------------------
                         Shares         Amount         Shares        Amount         Shares        Amount
                       -----------   -------------   ----------   -------------   ----------   ------------
Shares sold..........    3,961,362   $  57,494,595    1,301,526   $  22,118,913    1,619,981   $ 24,246,901
Reinvested
 dividends...........           --              --      123,594       2,290,200           --             --
Shares redeemed......   (1,489,694)    (19,644,430)  (2,306,625)    (39,079,850)    (773,479)    (9,790,591)
                       -----------   -------------   ----------   -------------   ----------   ------------
Net increase.........    2,471,668   $  37,850,165     (881,505)  $ (14,670,737)     846,502   $ 14,456,310
                       ===========   =============   ==========   =============   ==========   ============

                         Multi Cap Portfolio
                       -----------------------
                               Class N
                       -----------------------
                               For the
                             year ended
                          November 30, 2001
                       -----------------------
                        Shares       Amount
                       ---------   -----------
Shares sold..........  2,171,941   $36,053,416
Reinvested
 dividends...........        171         3,163
Shares redeemed......    (56,704)     (839,987)
                       ---------   -----------
Net increase.........  2,115,408   $35,216,592
                       =========   ===========

                                                       Multi Cap Portfolio
                       ------------------------------------------------------------------------------------
                                               Class B                                    Class II
                       --------------------------------------------------------   -------------------------
                                                           For the period
                                 For the                    May 1, 2001*                   For the
                               year ended                     through                    year ended
                            November 30, 2002            November 30, 2001            November 30, 2002
                       ---------------------------   --------------------------   -------------------------
                         Shares         Amount         Shares        Amount         Shares        Amount
                       -----------   -------------   ----------   -------------   ----------   ------------
Shares sold..........      410,973   $   6,138,930      437,988   $   6,947,884      470,572   $  7,000,928
Reinvested
 dividends...........           --              --           --              --           --             --
Shares redeemed......     (310,403)     (3,606,019)     (19,354)       (284,106)    (488,259)    (5,787,166)
                       -----------   -------------   ----------   -------------   ----------   ------------
Net increase.........      100,570   $   2,532,911      418,634   $   6,663,778      (17,687)  $  1,213,762
                       ===========   =============   ==========   =============   ==========   ============

                         Multi Cap Portfolio
                       -----------------------
                              Class II
                       -----------------------
                           For the period
                            May 1, 2001*
                               through
                          November 30, 2001
                       -----------------------
                        Shares       Amount
                       ---------   -----------
Shares sold..........    468,552   $ 7,397,295
Reinvested
 dividends...........         --            --
Shares redeemed......    (12,283)     (176,195)
                       ---------   -----------
Net increase.........    456,269   $ 7,221,100
                       =========   ===========

*   Inception of the Class

                                                        Mid Cap Portfolio
                       ------------------------------------------------------------------------------------
                                               Class Y                                     Class N
                       --------------------------------------------------------   -------------------------
                                 For the                      For the                      For the
                               year ended                    year ended                  year ended
                            November 30, 2002            November 30, 2001            November 30, 2002
                       ---------------------------   --------------------------   -------------------------
                         Shares         Amount         Shares        Amount         Shares        Amount
                       -----------   -------------   ----------   -------------   ----------   ------------
Shares sold..........    6,925,916   $  70,142,438    1,906,307   $  21,924,916    3,928,569   $ 41,765,469
Reinvested
 dividends...........           --              --      117,277       1,480,033           --             --
Shares redeemed......   (2,332,871)    (23,019,783)  (1,984,301)    (22,503,333)    (858,867)    (8,163,797)
                       -----------   -------------   ----------   -------------   ----------   ------------
Net increase.........    4,593,045   $  47,122,655       39,283   $     901,616    3,069,702   $ 33,601,672
                       ===========   =============   ==========   =============   ==========   ============

                          Mid Cap Portfolio
                       -----------------------
                               Class N
                       -----------------------
                               For the
                             year ended
                          November 30, 2001
                       -----------------------
                        Shares       Amount
                       ---------   -----------
Shares sold..........    116,966   $ 1,310,867
Reinvested
 dividends...........        188         2,362
Shares redeemed......    (24,123)     (258,147)
                       ---------   -----------
Net increase.........     93,031   $ 1,055,082
                       =========   ===========

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2002

                                                                          Mid Cap Portfolio
                                    ---------------------------------------------------------------------------------------------
                                                       Class B                                        Class II
                                    ---------------------------------------------   ---------------------------------------------
                                                                For the period                                  For the period
                                           For the               May 1, 2001*              For the               May 1, 2001*
                                          year ended               through                year ended               through
                                      November 30, 2002       November 30, 2001       November 30, 2002       November 30, 2001
                                    ----------------------   --------------------   ----------------------   --------------------
                                     Shares      Amount      Shares      Amount      Shares      Amount      Shares      Amount
                                    --------   -----------   -------   ----------   --------   -----------   -------   ----------
Shares sold.......................    94,383   $ 1,000,270   105,917   $1,173,475    131,387   $ 1,368,190   109,309   $1,198,261
Reinvested dividends..............        --            --        --           --         --            --        --           --
Shares redeemed...................  (198,327)   (1,687,081)   (1,973)     (21,520)  (232,977)   (1,991,998)   (7,719)     (83,439)
                                    --------   -----------   -------   ----------   --------   -----------   -------   ----------
Net increase......................  (103,944)  $  (686,811)  103,944   $1,151,955   (101,590)  $  (623,808)  101,590   $1,114,822
                                    ========   ===========   =======   ==========   ========   ===========   =======   ==========

*   Inception of the Class

6. INCOME TAX INFORMATION. At November 30, 2002, the investment cost and gross unrealized appreciation and deprecation on investments for tax purposes were as follows:

                                                                                                Net
                                           Federal Tax      Unrealized      Unrealized      Appreciation
                                               Cost        Appreciation    Depreciation    (Depreciation)
                                           ------------    ------------    ------------    --------------
Small Cap Portfolio....................    $729,964,509    $64,457,590     $44,599,303      $19,858,287
Real Estate Securities Portfolio.......     163,408,169     10,481,784       8,929,179        1,552,605
Micro Cap Portfolio....................     192,068,164     20,973,799       7,613,199       13,360,600
Multi Cap Portfolio....................     115,915,115      3,284,626       7,579,613       (4,294,987)
Mid Cap Portfolio......................     116,342,933      5,182,346       6,720,211       (1,537,865)

At November 30, 2002, distributable ordinary income and long-term capital gains for federal tax purposes were as follows:

                                                                                 Distributable
                                                                Distributable      Long-Term
                                                                  Ordinary          Capital
                                                                   Income            Gains
                                                                -------------    -------------
Small Cap Portfolio.........................................      $     --        $       --
Real Estate Securities Portfolio............................       122,520         9,025,298
Micro Cap Portfolio.........................................            --                --
Multi Cap Portfolio.........................................            --                --
Mid Cap Portfolio...........................................            --                --

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2002

The following net realized capital loss carryforwards at November 30, 2002, may be utilized to offset future capital gains:

                                          Capital Loss    Expiration    Capital Loss    Expiration
                                          Carryforward     Through      Carryforward     Through
                                          ------------    ----------    ------------    ----------
Small Cap Portfolio...................    $61,495,656     11/30/2009    $154,940,143    11/30/2010
Micro Cap Portfolio...................     15,991,743     11/30/2009      93,238,938    11/30/2010
Multi Cap Portfolio...................      7,485,595     11/30/2009      38,009,897    11/30/2010
Mid Cap Portfolio.....................      6,817,028     11/30/2009      21,355,800    11/30/2010

The Real Estate Securities Portfolio utilized capital loss carryforwards of $4,002,861 to offset the Portfolio's net taxable gains realized and recognized in the year ended November 30, 2002.

7. INVESTMENT CONCENTRATION. Because the Real Estate Securities Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Portfolio may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free, pass-through of income under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") or its failure to maintain exemption from registration under the 1940 Act.

BRAZOS MUTUAL FUNDS

Report of Independent Accountants

To the Board of Trustees and Shareholders of Brazos Mutual Funds:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Portfolio, Real Estate Securities Portfolio, Micro Cap Portfolio, Multi Cap Portfolio, and Mid Cap Portfolio (constituting the Brazos Mutual Funds, hereafter referred to as the "Funds") at November 30, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
January 17, 2003

BRAZOS MUTUAL FUNDS

Shareholder Tax Information (Unaudited)

Certain tax information regarding the Brazos Mutual Funds is required to be provided to shareholders based upon each Portfolio's income and distributions for the taxable year ended November 30, 2002. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2002. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you under a separate cover in January 2003.

During the year ended November 30, 2002 the Portfolios paid the following long-term capital gains dividends:

                                                                Net long-term
                                                                capital gains
                                                                -------------
Small Cap Portfolio.........................................         $--
Real Estate Securities Portfolio............................          --
Micro Cap Portfolio.........................................          --
Multi Cap Portfolio.........................................          --
Mid Cap Portfolio...........................................          --

For the year ended November 30, 2002, no dividends were paid from ordinary income by the Small Cap Portfolio, Micro Cap Portfolio, Multi Cap Portfolio and Mid Cap Portfolio. Additionally, due to the nature of the portfolio holdings, the Real Estate Securities Portfolio had no qualified dividends. Thus, no dividends for the Portfolios qualified for the 70% dividends received deductions for corporations.

BRAZOS MUTUAL FUNDS

Trustee Disclosure (unaudited)

     During 2002, the Trust paid each Trustee, who is not also an officer or affiliated person, an $11,000 quarterly retainer fee. In addition, each independent Trustee received a fee of $5,000 per in-person meeting and a fee of $1,500 per telephonic meeting, and reimbursement for travel and other expenses incurred while attending Board meetings. The fees are aggregated for all the Trustees and allocated proportionately among the Portfolios of the Trust. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Trust's officers receive no remuneration from the Trust for their services. For the fiscal year ended November 30, 2002, the Trust paid the Trustees an aggregate amount of $210,000 in fees.

                       TRUSTEES AND OFFICERS OF THE TRUST

                                                                                  Number of
                                                                                Portfolios in
                                                                                    Fund                Other
                                            Length                                 Complex          Directorships
Name, Address           Position(s) Held   of Time    Principal Occupation(s)    Overseen by           Held by
and Date of Birth          with Trust       Served      During Past 5 Years      Trustee(1)           Trustee(2)
-----------------       ----------------   -------    -----------------------   -------------       -------------
INDEPENDENT TRUSTEES
George W. Gau           Trustee           Since 1999  Dean, McCombs School of      5                None
(6/6/47)                                              Business, since 2002,
8009 Long                                             Professor of Finance and
Canyon Drive                                          George S. Watson
Austin, Texas 78730                                   Centennial Professor in
                                                      Real Estate, since 1988,
                                                      and J. Ludwig Mosle
                                                      Centennial Memorial
                                                      Professor in Investments
                                                      and Money Management,
                                                      since 1996, McCombs
                                                      School of Business,
                                                      University of Texas at
                                                      Austin. Chairman of the
                                                      Board, The MBA
                                                      Investment Fund, L.L.C.,
                                                      since 1994, a private
                                                      investment company
                                                      managed by business
                                                      students.

BRAZOS MUTUAL FUNDS

                                                                                  Number of
                                                                                Portfolios in
                                                                                    Fund                Other
                                            Length                                 Complex          Directorships
Name, Address           Position(s) Held   of Time    Principal Occupation(s)    Overseen by           Held by
and Date of Birth          with Trust       Served      During Past 5 Years      Trustee(1)           Trustee(2)
-----------------       ----------------   -------    -----------------------   -------------       -------------
John H. Massey          Trustee           Since 1996  Private Investor.            5            Corporate director:
(6/3/39)                                                                                        American Amicable Life
4004 Windsor Avenue                                                                             Insurance Company,
Dallas, Texas 75205                                                                             Hill Bancshares
                                                                                                Holdings, Inc., FSW
                                                                                                Holdings, Inc.,
                                                                                                Occidental Life
                                                                                                Insurance Company of
                                                                                                North Carolina,
                                                                                                Pioneer American
                                                                                                Insurance Company, and
                                                                                                Central Texas
                                                                                                Bankshares Holdings,
                                                                                                Inc.
David M. Reichert       Trustee           Since 1996  Private Investor.            5            None
(6/18/39)
7415 Stonecrest Drive
Dallas, Texas 75254
INTERESTED TRUSTEE
Dan L. Hockenbrough     Chairman of the   Since 1996  Partner of John McStay       5            None
(8/2/59)(3)             Board,                        Investment Counsel,
                        President,                    L.P., since 2000;
                        Treasurer and                 Business Manager of John
                        Chief Financial               McStay Investment
                        Officer                       Counsel, L.P. since
                                                      August 1996; President
                                                      of Pembrook Securities,
                                                      Inc., 1999 to 2002.
OFFICERS
Tricia A. Hundley       Vice President,   Since 1996  Partner of John McStay      N/A           N/A
(5/5/50)                Secretary and                 Investment Counsel,
                        Compliance                    L.P., since 1993.
                        Officer

BRAZOS MUTUAL FUNDS

                                                                                  Number of
                                                                                Portfolios in
                                                                                    Fund                Other
                                            Length                                 Complex          Directorships
Name, Address           Position(s) Held   of Time    Principal Occupation(s)    Overseen by           Held by
and Date of Birth          with Trust       Served      During Past 5 Years      Trustee(1)           Trustee(2)
-----------------       ----------------   -------    -----------------------   -------------       -------------
David L. Hunt           Vice President    Since 2002  Compliance Officer, John    N/A              N/A
(1/11/68)               and Compliance                McStay Investment
                        Officer                       Counsel, L.P., since
                                                      2002; Compliance
                                                      Officer, Pembrook
                                                      Securities, Inc., 2002;
                                                      Chief Compliance
                                                      Officer, Zone Trading
                                                      Partners, 1999 to 2002;
                                                      Financial Advisor,
                                                      Waddell & Reed, Inc.,
                                                      1998 to 1999; Department
                                                      Manager of Institutional
                                                      Services, Founders Asset
                                                      Management, LLC,
                                                      advisors to the Founders
                                                      Funds, 1996 to 1998.
Patti Almanza           Vice President    Since 2002  Compliance Officer, John    N/A              N/A
(4/16/63)               and Compliance                McStay Investment
                        Officer                       Counsel, L.P., since
                                                      1991.

------------------
(1) The "Fund Complex" consists of all registered investment companies for which the Adviser serves as investment adviser, which currently consists of the Trust (5 portfolios).
(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

[BRAZOS MUTUAL FUNDS]

WWW.BRAZOSFUNDS.COM

US BANCORP FUND SERVICES, LLC
615 EAST MICHIGAN STREET, 3RD FLOOR
MILWAUKEE, WI 53202-5207

TRUSTEES

   GEORGE W. GAU
   JOHN H. MASSEY
   DAVID M. REICHERT
   DAN L. HOCKENBROUGH

OFFICERS

   DAN L. HOCKENBROUGH
   Chairman of the Board,
   President, Treasurer and
   Chief Financial Officer

   DAVID L. HUNT
   Vice President and Compliance Officer

   TRICIA A. HUNDLEY
   Vice President, Secretary and Compliance Officer

   PATTI ALMANZA
   Vice President

ADMINISTRATOR

   U.S. BANCORP FUND SERVICES, LLC
   615 EAST MICHIGAN STREET, 3RD FLOOR
   MILWAUKEE, WI 53202-5207
CUSTODIAN  &
TRANSFER  AGENT

   U.S. BANK, N.A.
   625 WALNUT STREET
   CINCINNATI, OH 45202

COUNSEL

   KIRKPATRICK & LOCKHART LLP
   1800 MASSACHUSETTS AVENUE, NW
   WASHINGTON, DC 20036

AUDITORS

   PRICEWATERHOUSECOOPERS LLP
   1177 AVENUE OF THE AMERICAS
   NEW YORK, NEW YORK 10036

DISTRIBUTOR

   QUASAR DISTRIBUTORS, LLC
   615 EAST MICHIGAN STREET
   MILWAUKEE, WI 53202-5207

       When used as sales literature, this report must be accompanied or preceded by the Fund's current prospectus. Distributed 01/03.